EXHIBIT 1.1
AMB Property, L.P.
AMB Property Corporation
Dealer Manager Agreement
New York, New York
May 3, 2011
Citigroup Global Markets Inc.
RBS Securities Inc.,
     as Dealer Managers
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:
     AMB Property, L.P., a limited partnership organized under the laws of Delaware (the “AMB Operating Partnership”), plans to make offers (each such offer as described in the Offering Documents (as defined below), together with the related Consent Solicitation (as defined below), an “Exchange Offer,” and collectively, the “Exchange Offers”), for any and all of (1) the outstanding 5.500% Notes due April 1, 2012, 5.500% Notes due March 1, 2013, 7.625% Notes due August 15, 2014, 7.810% Notes due February 1, 2015, 9.340% Notes due March 1, 2015, 5.625% Notes due November 15, 2015, 5.750% Notes due April 1, 2016, 8.650% Notes due May 15, 2016, 5.625% Notes due November 15, 2016, 6.250% Notes due March 15, 2017, 7.625% Notes due July 1, 2017, 6.625% Notes due May 15, 2018, 7.375% Notes due October 30, 2019 and 6.875% Notes due March 15, 2020 (together, the “Existing Notes”) of ProLogis, a Maryland real estate investment trust (“ProLogis”), in exchange for consideration consisting of, with respect to each $1,000 principal amount of Existing Notes tendered in the applicable Exchange Offer (a) a $2.50 consent payment payable only to those holders of Existing Notes that tender their Existing Notes prior to the early consent date set forth in the Offering Documents and (b) an equal aggregate principal amount (97% of aggregate principal amount in the case of holders of Existing Notes that tender their Existing Notes after the early consent date set forth in the Offering Documents) of newly issued debt securities of the AMB Operating Partnership with an identical interest rate and maturity as the corresponding Existing Notes (the “New Notes”) and (2) the outstanding 3.25% Convertible Senior Notes due 2015, 2.25% Convertible Senior Notes due 2037, 1.875% Convertible Senior Notes due 2037 and 2.625% Convertible Senior Notes due 2038 (together, the “Existing Convertible Notes”) of ProLogis in exchange for consideration consisting of, with respect to each $1,000 principal amount of Existing Convertible Notes tendered in the Exchange Offer (a) a $1.00 consent payment payable only to those holders of Existing Convertible Notes that tender their Existing Convertible Notes prior to the early consent date set forth in the Offering Documents and (b) an equal aggregate principal amount (97% of aggregate principal amount in the case of holders of

Existing Convertible Notes that tender their Existing Convertible Notes after the early consent date set forth in the Offering Documents) of newly issued exchangeable debt securities of the AMB Operating Partnership with an identical interest rate and maturity as the corresponding Existing Convertible Notes (the “New Exchangeable Notes”), in each case on the terms and subject to the conditions set forth in the Offering Documents (as defined below). The New Notes and the New Exchangeable Notes will be fully and unconditionally guaranteed (the “Guarantees”) by AMB Property Corporation, a Maryland corporation (the “AMB REIT”), pursuant to the New Notes Indenture (as defined below). The New Exchangeable Notes will be exchangeable, subject to certain conditions as described in the Offering Documents, prior to maturity into shares of common stock, $0.01 par value per share, of the AMB REIT (the “AMB Common Stock”, and such shares of AMB Common Stock into which the New Exchangeable Notes are exchangeable, the “Underlying Securities”), in accordance with the terms of the New Exchangeable Notes and the New Notes Indenture (as defined below). Certain terms used herein are defined in Section 16 hereof.
     The Existing Notes and the Existing Convertible Notes were issued pursuant to an indenture dated as of March 1, 1995 (as amended and supplemented prior to the date hereof, the “Existing Notes Indenture”) between ProLogis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee (the “Existing Notes Trustee”). Each series of New Notes are to be issued under an indenture (the “New Notes Base Indenture”) between the AMB REIT, the AMB Operating Partnership and U.S. Bank National Association, as trustee (the “Trustee”), and an officer’s certificate establishing certain terms of the notes of such series, each to be dated the Exchange Date. Each series of New Exchangeable Notes are to be issued under the New Notes Base Indenture as supplemented by a supplemental indenture establishing certain terms of the notes of such series, each to be dated the Exchange Date (each, a “New Notes Supplemental Indenture” and, together with, the New Notes Base Indenture, as amended and supplemented as of the Exchange Date, the “New Notes Indenture”).
     Concurrently with making the offers to exchange described in the second preceding paragraph, the AMB REIT and the AMB Operating Partnership plan to solicit consents (the “Consents”) from the holders of Existing Notes and Existing Convertible Notes (each as described in the Offering Documents, as amended or supplemented, a “Consent Solicitation,” and collectively, the “Consent Solicitations”) to certain amendments to the Existing Notes, the Existing Convertible Notes and the Existing Notes Indenture. Subject to the terms and conditions set forth in the Offering Documents, if the requisite Consents are received from the holders of the Existing Notes and the Existing Convertible Notes, as applicable, and are accepted by the AMB REIT and the AMB Operating Partnership, the proposed amendments (the “Amendments”) shall be adopted to the Existing Notes and the Existing Convertible Notes, as applicable, upon the execution of the thirteenth supplemental indenture (the “Thirteenth Supplemental Indenture”) to the Existing Notes Indenture by ProLogis and the Existing Notes Trustee.
     The AMB REIT, the AMB Operating Partnership, ProLogis and certain other parties thereto have entered into an agreement dated as of January 30, 2011 (the “Merger Agreement”) providing for a merger of equals (the “Merger”) pursuant to which, among other things, ProLogis will become a subsidiary of the AMB Operating Partnership.

     In connection with the Exchange Offers, the AMB REIT and the AMB Operating Partnership have prepared or will prepare (a) the Registration Statement (as defined below), (b) the Preliminary Prospectus and Prospectus, (c) a related letter of transmittal (the “Letter of Transmittal”), (d) press releases or advertisements, to the extent applicable, expressly relating to the Exchange Offers, (e) Rule 165 Material and (f) other written material filed with the Commission or furnished by or with the written consent of the AMB REIT or the AMB Operating Partnership to the holders of the Existing Notes and Existing Convertible Notes in connection with the Exchange Offers or Consent Solicitations (the items in clauses (a) through (f), collectively, the “Offering Documents”). The Offering Documents set forth certain information concerning the AMB REIT, the AMB Operating Partnership, ProLogis, the New Notes, the New Exchangeable Notes, the Existing Notes, the Existing Convertible Notes, the Merger, the Exchange Offers and the Consent Solicitations.
     The Offering Documents have been prepared and approved by the AMB REIT, the AMB Operating Partnership and ProLogis and you are authorized to use the Offering Documents along with such other offering materials and information that the AMB REIT, the AMB Operating Partnership and ProLogis may approve for use subsequent to the date hereof in connection with the Exchange Offers and the Consent Solicitations (collectively, the “Additional Material”).
     Any references herein to the terms “amend,” “amendment” or “supplement” with respect to any of the Offering Documents shall be deemed to refer to and include any information contained in an amendment or supplement to such Offering Document, including any press release that refers to a Preliminary Prospectus or the Prospectus, prepared subsequent to the Commencement Date by the AMB REIT and the AMB Operating Partnership, and to which Citigroup Global Markets Inc. and RBS Securities Inc. have been provided an opportunity to review in accordance with the provisions of Section 5(f) hereunder.
     1. Appointment as Dealer Manager.
     (a) The AMB REIT and the AMB Operating Partnership agree that you will act as the exclusive dealer managers and exclusive solicitation agents for the Exchange Offers and the Consent Solicitations (the “Dealer Managers”) in accordance with your customary practices, including without limitation by soliciting tenders pursuant to the Exchange Offers, soliciting Consents pursuant to the Consent Solicitations and assisting in the distribution of the Offering Documents.
     (b) You agree that all actions taken by you as Dealer Managers have complied and will comply in all material respects with all applicable laws, regulations and rules of the United States, including, without limitation, the applicable rules and regulations of the registered national securities exchanges of which you are a member and of FINRA.
     (c) Each Dealer Manager, in its sole discretion, may continue to own or dispose of, in any manner it may elect, any Existing Notes and Existing Convertible Notes it may beneficially own at the date hereof or hereafter acquire, in any such case, subject to applicable law. The Dealer Managers have no obligation to the AMB REIT, the AMB Operating Partnership or ProLogis, pursuant to this Agreement or otherwise, to tender or refrain from tendering Existing Notes or Existing Convertible Notes beneficially owned by it in any Exchange Offer (or to deliver Consents in any related Consent Solicitation). The Dealer Managers acknowledge and agree that if any Exchange Offer is not consummated for any reason, the AMB REIT and the AMB Operating Partnership shall have no obligation, pursuant to this Agreement or otherwise, to acquire any Existing Notes or Existing Convertible Notes from the Dealer Managers or otherwise to hold the Dealer Managers harmless with respect to any losses they may incur in connection with the resale to any third parties of any Existing Notes or Existing Convertible Notes.
     (d) Each of the AMB REIT, the AMB Operating Partnership and ProLogis agrees that it will not file, use or publish any material in connection with the Exchange Offers, use the name Citigroup Global Markets, Inc. or RBS Securities Inc. or refer to you or your relationship with the AMB REIT, AMB Operating Partnership or ProLogis, without your prior consent to the form of such use or reference. There shall be no fee for any such permitted use or reference other than as set forth herein.
     2. Compensation. The AMB REIT and the AMB Operating Partnership, jointly and severally, agree to pay to you in respect of your services as Dealer Managers the fee set forth in the attached Schedule A (the “Fee”). The AMB REIT and the AMB Operating Partnership, jointly and severally, shall also promptly reimburse you, without regard to consummation of the Exchange Offers, for your reasonable out-of-pocket expenses in preparing for and performing your functions as Dealer Managers, including the reasonable fees, costs and out-of-pocket expenses of your counsel for their representation of you in connection therewith.
     3. Representations and Warranties of the AMB REIT and AMB Operating Partnership. Each of the AMB REIT and the AMB Operating Partnership, jointly and severally, represents and warrants to and agrees with you on and as of the Commencement Date, at the respective times the Registration Statement and any post-effective amendments thereto become effective, on the Expiration Date, on the Exchange Date and on any date upon which an Offering Document or an amendment or supplement thereto is filed, in each case up to and including the Exchange Date, as set forth below in this Section 3:
     (a) Compliance with Securities Act and Exchange Act Requirements. The AMB REIT and the AMB Operating Partnership have prepared and filed with the Commission and a registration statement on Form S-4, including a related Preliminary Prospectus for registration under the Securities Act of the New Notes, the New Exchangeable Notes and the related Guarantees to be issued in the Exchange Offers (including any amendment thereto, the “Registration Statement”). Each of the AMB REIT and the AMB Operating Partnership meets the requirements for use of Form S-4 under the Securities Act. The Registration Statement will have been declared effective by the Commission prior to the Expiration Date and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act or the Exchange Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the AMB REIT or the AMB Operating Partnership, are contemplated or threatened by the Commission, and any request on the part of the Commission for additional or supplemental information has been or will be complied with. In addition, as of the time the Registration Statement became effective and at the

Exchange Date, the New Notes Indenture will be duly qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).
               The Registration Statement and any amendments thereto (i) complied and will comply in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the “Securities Act Regulations”), the Exchange Act and the rules and regulations of the Commission thereunder (the “Exchange Act Regulations”) and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and (ii) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus, the Preliminary Prospectus or any amendments or supplements thereto include or will include an untrue statement of a material fact or omit or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to that part of the Registration Statement which constitutes the Statement of Eligibility on Form T-1 of the Trustee under the Trust Indenture Act (the “Form T-1”).
               Each preliminary prospectus and prospectus filed as part of the Registration Statement, as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act Regulations and the Preliminary Prospectus and the Prospectus delivered to the Dealer Managers for use in connection with the Exchange Offers will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. As filed, the Prospectus will be in all substantive respects in the form of the Preliminary Prospectus initially included in the Registration Statement as of the Commencement Date, except for such specific information and other changes to which the Dealer Managers shall have given their consent in accordance with Section 5(f) of this Agreement.
          (b) Disclosure Package. The Disclosure Package will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (c) Rule 165 Material. The Rule 165 Material complied or will comply in all material respects with the applicable requirements of the Securities Act; and no Rule 165 Material when taken together with the Preliminary Prospectus and the Prospectus as then amended or supplemented, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (d) Offering Documents. The Offering Documents as amended or supplemented at such date (i) complied and will comply in all material respects with all applicable requirements of the laws of those jurisdictions in which solicitations of tenders and consents are or will be made in the Exchange Offers pursuant to this Agreement and (ii) did not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to that part of the Registration Statement which constitutes the Statement of Eligibility on Form T-1.
     (e) Incorporated Documents. The documents filed by the AMB REIT or the AMB Operating Partnership with the Commission that are incorporated or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus (i) at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act Regulations and (ii) when read together with the other information in the Offering Documents, as amended or supplemented at such date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (f) Compliance with Reporting Requirements. Each of the AMB REIT and the AMB Operating Partnership is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.
     (g) Solicitation of Tenders and Consents. Except as contemplated by this Agreement, neither the AMB REIT nor the AMB Operating Partnership has paid or agreed to pay to any person any compensation for (i) soliciting another to purchase any of its securities or (ii) soliciting tenders or Consents by holders of Existing Notes or Existing Convertible Notes pursuant to the Exchange Offers (except as contemplated in this Agreement).
     (h) No Price Stabilization or Manipulation. None of the AMB REIT, the AMB Operating Partnership or the respective Affiliates controlled by such entities has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the AMB REIT, the AMB Operating Partnership or ProLogis to facilitate the sale or resale of the New Notes or New Exchangeable Notes or the tender of Existing Notes or Existing Convertible Notes in the Exchange Offers.
     (i) Stamp, Issuance and Transfer Taxes. Except as set forth in the Letter of Transmittal, there are no stamp or other issuance or transfer taxes or duties or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement, the Thirteenth Supplemental Indenture, the New Notes Indenture or any supplemental indenture thereto, the issuance by the AMB Operating Partnership of the New Notes in exchange for the Existing Notes and the New Exchangeable Notes in exchange for the Existing Convertible Notes, the issuance of the Guarantees by the AMB REIT or the solicitation or acceptance of consents or tenders with respect to the Existing Notes and Existing Convertible Notes.

     (j) The Dealer Manager Agreement. This Agreement has been duly authorized, executed and delivered by the AMB REIT and the AMB Operating Partnership and constitutes a valid and binding agreement of the AMB REIT and the AMB Operating Partnership, enforceable against each of the AMB REIT and the AMB Operating Partnership in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the rights and remedies of creditors generally, general equitable principles (whether considered in a proceeding in equity or at law) (the “Enforceability Exceptions”) and except as the enforceability of the indemnity provisions may be limited by considerations of public policy.
     (k) Authorization of the New Notes Indenture. The New Notes Base Indenture and the New Notes Supplemental Indentures have been duly authorized by the AMB REIT and the AMB Operating Partnership and on the Exchange Date will be duly executed and delivered by the AMB REIT and the AMB Operating Partnership and the New Notes Indenture will constitute a valid and binding agreement of the AMB REIT and the AMB Operating Partnership, enforceable against each of the AMB REIT and the AMB Operating Partnership in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.
     (l) Authorization of the New Notes and the New Exchangeable Notes. The New Notes and the New Exchangeable Notes are in the form contemplated by the New Notes Indenture, have been duly authorized for issuance and exchange pursuant to the Exchange Offer and the New Notes Indenture and, at the Exchange Date, will have been duly executed by the AMB Operating Partnership and, when authenticated in the manner provided for in the New Note Indenture and delivered to holders of the Existing Notes who tender Existing Notes or holders of the Existing Convertible Notes who tender Existing Convertible Notes, as applicable, in accordance with the terms and condition of the Exchange Offers, will constitute valid and binding obligations of the AMB Operating Partnership, enforceable against the AMB Operating Partnership in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and will be entitled to the benefits of the New Notes Indenture.
     (m) Authorization of the Guarantees. The Guarantees have been duly authorized by the AMB REIT and, when the New Notes and the New Exchangeable Notes are executed and authenticated in accordance with the provisions of the New Notes Indenture and delivered to holders of the Existing Notes who tender Existing Notes or holders of the Existing Convertible Notes who tender Existing Convertible Notes, as applicable, in accordance with the terms and condition of the Exchange Offers, the Guarantees will have been duly executed, issued and delivered and will be valid and legally binding obligations of the AMB REIT, enforceable against the AMB REIT in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions.
     (n) The Underlying Securities. Upon issuance and delivery of the New Exchangeable Notes in accordance with this Agreement and the New Notes Indenture, the New Exchangeable Notes will be exchangeable at the option of the holder thereof into the Underlying Securities, cash or a combination thereof as determined by the AMB REIT in accordance the terms of the New Exchangeable Notes; the Underlying Securities reserved for issuance upon conversion of the New Exchangeable Notes have been duly authorized and reserved and, if and when issued upon conversion of the New Exchangeable Notes in accordance with the terms of the New Exchangeable Notes, will be validly issued, fully paid and non assessable, and the issuance of the Underlying Securities will not be subject to any preemptive or similar rights.
     (o) Authorization of the Merger Agreement. The Merger Agreement has been duly authorized, executed and delivered by the AMB REIT and the AMB Operating Partnership and constitutes a valid and binding agreement of the AMB REIT and the AMB Operating Partnership, enforceable against each of the AMB REIT and the AMB Operating Partnership in accordance with its terms.
     (p) Description of Agreements and Instruments. The Existing Notes, the Existing Convertible Notes, the Existing Notes Indenture, the New Notes, the New Exchangeable Notes, the AMB Common Stock including the Underlying Securities, the New Notes Indenture and the Thirteenth Supplemental Indenture conform in all material respects to the descriptions thereof contained in the Preliminary Prospectus, Disclosure Package and the Prospectus.
     (q) No Material Adverse Change. Except as otherwise disclosed in the Preliminary Prospectus, Disclosure Package and the Prospectus, any amendment or supplement thereto or in a document incorporated by reference therein, subsequent to the respective dates as of which information is given in the Preliminary Prospectus, Disclosure Package and the Prospectus: (i) there has been no material adverse change, or any development involving the AMB REIT, the AMB Operating Partnership or the subsidiaries of the AMB Operating Partnership that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the AMB REIT, the AMB Operating Partnership, ProLogis and their respective consolidated subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the AMB REIT, the AMB Operating Partnership and the subsidiaries of the AMB Operating Partnership, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business and none of them has entered into any material transaction or agreement not in the ordinary course of business; and (iii) except for regular quarterly dividends on the common stock or shares or preferred stock or shares in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the AMB REIT or the AMB Operating Partnership or, except for dividends paid to the AMB REIT, the AMB Operating Partnership or subsidiaries of the AMB Operating Partnership, any subsidiaries of the AMB Operating Partnership on any class of capital stock or shares or repurchase or redemption by the AMB REIT, the AMB Operating Partnership or any subsidiaries of the AMB Operating Partnership of any class of capital stock or shares, except in each case as may have declared, paid, made, repurchased or redeemed by or with respect to a Joint Venture (as defined below).

     (r) Independent Accountants. PricewaterhouseCoopers LLP, who have expressed their opinion with respect to the audited financial statements of the AMB REIT, the AMB Operating Partnership, AMB Institutional Alliance Fund III, L.P., AMB Japan Fund I, L.P., AMB Europe Fund I, FCP-FIS and AMB-SGP Mexico, LLC incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act and a registered public accounting firm within the meaning of the Sarbanes-Oxley Act of 2002.
     (s) Preparation of the Financial Statements. The financial statements of the AMB REIT and the AMB Operating Partnership together with the related notes thereto and the related schedule incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus present fairly in all material respects the consolidated financial position of the AMB REIT, the AMB Operating Partnership, AMB Institutional Alliance Fund III, L.P., AMB Japan Fund I, L.P., AMB Europe Fund I, FCP-FIS , AMB-SGP Mexico, LLC and their respective subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements and related schedule have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. Except as set forth in Sections 3(t) and 4(j) herein, no other financial statements or supporting schedules are required to be included in the Registration Statement. The summary financial information included in the Preliminary Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus.
     (t) Pro forma Financial Information. The pro forma financial information and the related notes thereto included or incorporated by reference in the Preliminary Prospectus, the Disclosure Package and the Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Preliminary Prospectus, the Disclosure Package and the Prospectus; the pro forma financial statements included in the Preliminary Prospectus, the Disclosure Package and the Prospectus comply as to form with the applicable accounting requirements of Regulation S-X under the Securities Act; and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.
     (u) Incorporation and Good Standing of the AMB REIT. The AMB REIT has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, and has all power and authority necessary to own, lease and operate its properties and to conduct the businesses in which it is engaged or proposes to engage as described in the Preliminary Prospectus, the Disclosure Package

and Prospectus and to enter into and perform its obligations under this Agreement, the New Notes Indenture and the Guarantees. The AMB REIT is duly qualified or registered as a foreign corporation, and is in good standing, in California and in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or be registered or to be in good standing in any such other jurisdictions would not, individually or in the aggregate, result in a Material Adverse Change.
     (v) Incorporation and Good Standing of the AMB Operating Partnership. The AMB Operating Partnership is a limited partnership duly formed and existing under and by virtue of the laws of the State of Delaware and is in good standing under the Delaware Revised Uniform Limited Partnership Act with partnership power and authority to own, lease and operate its properties, to conduct the business in which it is engaged or proposes to engage as described in the Preliminary Prospectus, the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement, the New Notes Indenture, the New Notes and the New Exchangeable Notes. The AMB Operating Partnership is duly qualified or registered as a foreign partnership, and is in good standing in, California and in each other jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or be registered or to be in good standing in any such other jurisdictions would not, individually or in the aggregate, result in a Material Adverse Change. The AMB REIT is the sole general partner of the AMB Operating Partnership and owns the percentage interest in the AMB Operating Partnership as set forth or incorporated by reference in the Preliminary Prospectus, the Disclosure Package and the Prospectus.
     (w) Incorporation and Good Standing of Significant Subsidiaries. Each subsidiary of the AMB Operating Partnership listed on Schedule B (the “AMB Significant Subsidiaries”) hereto has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, trust, partnership or limited liability company or other entity and (except as to any general partnership) in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the power (corporate or other) and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus, the Disclosure Package and the Prospectus. Each AMB Significant Subsidiary is duly qualified as a foreign corporation, trust, partnership or limited liability company or other entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock and other equity interests of each AMB Significant Subsidiary have been duly authorized and validly issued, and are fully paid and (except for general partnership interests and directors’ qualifying shares) nonassessable; all shares of outstanding capital stock and other equity interests of each AMB Significant Subsidiary, directly or through subsidiaries, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for such as could not reasonably be expected to result in a Material Adverse Change. The AMB

Significant Subsidiaries include all subsidiaries of the AMB Operating Partnership, which individually meet the criteria in the definition of “significant subsidiary” pursuant to Rule 1-02(w) of Regulation S-X under the Securities Act with respect to the AMB REIT, the AMB Operating Partnership and their respective consolidated subsidiaries, considered as one entity.
     (x) Joint Ventures. Each of the joint venture partnerships, limited liability companies or other entities that is consolidated in the consolidated financial statements of the AMB REIT or the AMB Operating Partnership or that is listed in the AMB REIT’s and the AMB Operating Partnership’s jointly-filed annual report on Form 10-K (the “AMB Annual Report”) for the year ended December 31, 2010 and/or the AMB REIT’s and the AMB Operating Partnership’s jointly-filed quarterly reports on Form 10-Q (the “AMB Quarterly Reports”) for the three months ended March 31, 2010, June 30, 2010 and September 30, 2010 (collectively, the “Joint Ventures”) has been duly formed and is validly existing as a limited partnership, limited liability company or other entity in good standing under the laws of its jurisdiction, with power and authority to own, lease and operate its properties and to conduct the business in which it is engaged, except where the failure to be duly formed, validly existing or in good standing would not, individually or in the aggregate, result in a Material Adverse Change. Each Joint Venture is duly qualified or registered as a foreign limited partnership, limited liability company or other entity to transact business in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or be registered would not, individually or in the aggregate, result in a Material Adverse Change. Except as would not, individually or in the aggregate, result in a Material Adverse Change, the AMB REIT, the AMB Operating Partnership or a subsidiary of the AMB Operating Partnership owns the percentage of the partnership or other equity interest in each of the Joint Ventures as set forth in the Annual Report and/or Quarterly Report, as applicable (the “Joint Venture Interests”), and each of the Joint Venture Interests is validly issued and fully paid and free and clear of any security interest, mortgage, pledge, lien encumbrance, claim or equity, except for any security interest, mortgage, pledge, lien, encumbrance, claim or equity which would not, individually or in the aggregate, result in a Material Adverse Change. Neither the AMB REIT nor the AMB Operating Partnership have other interests in joint venture partnerships, limited liability companies or other entities in which unrelated third parties have interests which are, individually or in the aggregate, material to the consolidated financial position, results of operations or business of the AMB REIT, the AMB Operating Partnership and their subsidiaries, taken as a whole, other than as set forth in the AMB Annual Report or AMB Quarterly Report or as reflected in the financial statements and schedules therein.
     (y) Capital Stock Matters. All of the issued and outstanding shares of capital stock of the AMB REIT have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws.
     (z) Capitalization. The AMB REIT has an authorized capitalization as set forth or incorporated by reference in the Preliminary Prospectus, Disclosure Package and the Prospectus; there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of common stock, any shares of capital stock of any subsidiary, or any such warrants, convertible securities or obligations, except as set forth in the Preliminary Prospectus, the Disclosure Package and the Prospectus and except for options granted under, or contracts or commitments pursuant to, the previous or currently existing option and other similar officer, trustee or employee benefit plans of the AMB REIT and the AMB Operating Partnership; and there are no contracts, commitments, agreements, arrangements, understandings or undertakings of any kind to which the AMB REIT or the AMB Operating Partnership is a party, or by which any of them is bound, granting to any person the right to require either of the AMB REIT or the AMB Operating Partnership to file a registration statement under the Securities Act with respect to any securities of the AMB REIT or the AMB Operating Partnership or requiring the AMB REIT or the AMB Operating Partnership to include such securities with the New Notes or New Exchangeable Notes registered pursuant to any registration statement, except as set forth in the Preliminary Prospectus, Disclosure Package and the Prospectus.
     (aa) Partnership Units of the AMB Operating Partnership. All of the issued and outstanding partnership units of the AMB Operating Partnership (the “Units”) have been duly and validly authorized and issued and conform to the description thereof contained or incorporated by reference in the Preliminary Prospectus, the Disclosure Package and the Prospectus. The Units owned by the AMB REIT are owned directly by the AMB REIT, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.
     (bb) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. None of the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership is in violation of its charter, by-laws or limited partnership agreements (or other similar constitutive documents), except, in the case of subsidiaries of the AMB Operating Partnership, for such violations as would not, individually or in the aggregate, result in a Material Adverse Change. None of the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership is in default (or, with the giving of notice or lapse of time or both, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership is a party or by which it or any of them may be bound, including the Merger Agreement and as of the Exchange Date, the Credit Agreement and security documents related thereto, or to which any of the property or assets of the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership is subject (each, an “Existing AMB Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The execution, delivery and performance of this Agreement, the New Notes Base Indenture and the New Notes Supplemental Indentures by the AMB REIT and the AMB Operating Partnership, the issuance and delivery of the New Notes, the New Exchangeable Notes (including the issuance of the Underlying Securities upon the conversion thereof) and Guarantees and the consummation of the transactions contemplated hereby or thereby and by the Preliminary Prospectus, the

Disclosure Package and the Prospectus including the Exchange Offers and Consent Solicitations (A) have been duly authorized by all necessary trust, corporate or other action, as the case may be, and will not result in any violation of the provisions of the charter, by-laws or limited partnership agreement (or other similar constitutive documents) of the AMB REIT, the AMB Operating Partnership or the subsidiaries of the AMB Operating Partnership, except, in the case of subsidiaries of the AMB Operating Partnership, for such violations as would not, individually or in the aggregate, result in a Material Adverse Change, (B) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the AMB REIT, the AMB Operating Partnership or the subsidiaries of the AMB Operating Partnership pursuant to, or require the consent of any other party to, any Existing AMB Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (C) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the AMB REIT, the AMB Operating Partnership or the subsidiaries of the AMB Operating Partnership, except for such violation as would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the execution, delivery and performance of this Agreement, the New Notes Base Indenture and the New Notes Supplemental Indentures by the AMB REIT and the AMB Operating Partnership, the issuance and delivery of the New Notes, the New Exchangeable Notes (including the issuance of the Underlying Securities upon conversion thereof) and Guarantees and the consummation of the transactions contemplated hereby or thereby and by the Preliminary Prospectus, the Disclosure Package and the Prospectus including the Exchange Offers and Consent Solicitations, except for the listing with the New York Stock Exchange, and except such as have been obtained or made and are in full force and effect under the Securities Act, the Trust Indenture Act and applicable state securities or blue sky laws and from FINRA or the failure of which to obtain would not result in a Material Adverse Change or have a material adverse effect on the consummation of the transactions contemplated by this Agreement, the New Notes Indenture or by the Preliminary Prospectus, the Disclosure Package and the Prospectus.
     (cc) No Material Actions or Proceedings. Except as otherwise disclosed in the Preliminary Prospectus, Disclosure Package and the Prospectus, any amendment or supplement thereto or in a document incorporated by reference therein, there are no legal or governmental actions, suits or proceedings pending or, to the best knowledge of the AMB REIT and the AMB Operating Partnership, threatened (i) against or affecting the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the AMB REIT, the AMB Operating Partnership or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse

Change or adversely affect the consummation of the transactions contemplated by this Agreement, the New Notes Indenture or by the Preliminary Prospectus, the Disclosure Package and the Prospectus.
     (dd) Labor Matters. No material labor dispute with the employees of the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership exists or, to the best of knowledge of the AMB REIT and the AMB Operating Partnership, is threatened or imminent, except for such disputes as would not, individually or in the aggregate, result in a Material Adverse Change.
     (ee) Intellectual Property Rights. The AMB REIT, the AMB Operating Partnership and the subsidiaries of the AMB Operating Partnership own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted, except as would not, individually or in the aggregate, result in a Material Adverse Change; and the expected expiration of any of such Intellectual Property Rights would not, individually or in the aggregate, result in a Material Adverse Change. None of the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would, individually or in the aggregate, result in a Material Adverse Change. Neither the AMB REIT nor the AMB Operating Partnership is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Preliminary Prospectus or the Prospectus, and that are not described in all material respects in such documents. None of the technology employed by the AMB REIT and the AMB Operating Partnership has been obtained or is being used by the AMB REIT or the AMB Operating Partnership in violation of any contractual obligation binding on the AMB REIT or the AMB Operating Partnership, as applicable or, to the knowledge of the AMB REIT and the AMB Operating Partnership, any of their officers, directors or employees or otherwise in violation of the rights of any persons, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Change.
     (ff) All Necessary Permits, etc. The AMB REIT, the AMB Operating Partnership and each subsidiary of the AMB Operating Partnership possess such valid and current certificates, authorizations, permits, licenses, approvals, consents and other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and none of the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, permit, license, approval, consent or other authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.
     (gg) Title to Properties. Except as otherwise disclosed in the Preliminary Prospectus, the Disclosure Package and the Prospectus, any amendment or supplement thereto or in a document incorporated by reference therein, the AMB REIT, the AMB Operating Partnership and each subsidiary of the AMB Operating Partnership has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 3(s) above (or elsewhere in the Preliminary Prospectus, the Disclosure Package and the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as could not reasonably be expected to result in a Material Adverse Change. The real property, improvements, equipment and personal property held under lease by the AMB REIT, the AMB Operating Partnership or any the subsidiaries of the AMB Operating Partnership are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the AMB REIT, the AMB Operating Partnership or such subsidiary.
     (hh) Tax Law Compliance. The AMB REIT, the AMB Operating Partnership and the subsidiaries of the AMB Operating Partnership have filed all material federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The AMB REIT and the AMB Operating Partnership have made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 3(s) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the AMB REIT, the AMB Operating Partnership or any of their subsidiaries has not been finally determined. With respect to all tax periods in respect of which the Internal Revenue Service is or will be entitled to any claim, the AMB REIT has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Internal Revenue Code”) and the AMB REIT’s present and contemplated organization and ownership (including its organization and ownership upon the consummation of the Merger in accordance with the Merger Agreement), method of operation, assets and income are such that the AMB REIT will continue to meet such requirements.
     (ii) Investment Company Act. Neither the AMB REIT nor the AMB Operating Partnership is, and after giving effect to the offering and issuance of the New Notes and New Exchangeable Notes and the cancellation of the Existing Notes and Existing Convertible Notes as described in the Preliminary Prospectus, the Disclosure Package and the Prospectus will be, an “investment company” within the meaning of the Investment Company Act.
     (jj) Insurance. Each of the AMB REIT, the AMB Operating Partnership and the subsidiaries of the AMB Operating Partnership taken as a whole carry or are covered by insurance in such amounts covering such risks as are generally deemed adequate and customary for their businesses. Neither the AMB REIT nor the AMB Operating Partnership has reason to believe that it or any of its respective subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or

(ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.
     (kk) Foreign Corrupt Practices. Neither of the AMB REIT, the AMB Operating Partnership nor any of their respective subsidiaries nor, to the knowledge of the AMB REIT and the AMB Operating Partnership, any director, officer, agent, employee or affiliate of the AMB REIT, the AMB Operating Partnership or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the AMB REIT, the AMB Operating Partnership, their respective subsidiaries and, to the knowledge of the AMB REIT and the AMB Operating Partnership, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
     (ll) Money Laundering. The operations of the AMB REIT, the AMB Operating Partnership and their respective subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the AMB REIT, the AMB Operating Partnership or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the AMB REIT and the AMB Operating Partnership, threatened.
     (mm) OFAC. Neither AMB REIT, the AMB Operating Partnership nor any of their respective subsidiaries nor, to the knowledge of the AMB REIT and the AMB Operating Partnership, any director, officer, agent, employee or affiliate of the AMB REIT, the AMB Operating Partnership or any of their respective subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and AMB REIT and the AMB Operating Partnership will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (nn) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change (i) none of the AMB REIT, the

AMB Operating Partnership or any subsidiary of the AMB Operating Partnership is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the AMB REIT, the AMB Operating Partnership or the subsidiaries of the AMB Operating Partnership under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership is in violation of any Environmental Law; (ii) there are no Environmental Claims, pending or, to the best knowledge of the AMB REIT and the AMB Operating Partnership, threatened against the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership or any person or entity whose liability for any Environmental Claim the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership has retained or assumed either contractually or by operation of law; and (iii) to the best knowledge of the AMB REIT and the AMB Operating Partnership, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership or against any person or entity whose liability for any Environmental Claim the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership has retained or assumed either contractually or by operation of law. With respect to any person, “Environmental Claim” means collectively, any claim, action or cause of action filed with a court or governmental authority with respect to which such person has received written notice, any investigation with respect to which such person has received written notice, and written notice by any other person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by such person or any of its subsidiaries, now or in the past.
     (oo) ERISA Compliance. The AMB REIT, the AMB Operating Partnership, the subsidiaries of the AMB Operating Partnership and any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as

amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the AMB REIT, the AMB Operating Partnership, the subsidiaries of the AMB Operating Partnership or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to any person or any subsidiary of such person, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code, of which such person or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the AMB REIT, the AMB Operating Partnership, any subsidiary of the AMB Operating Partnership or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the AMB REIT, the AMB Operating Partnership, any subsidiary of the AMB Operating Partnership or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the AMB REIT, the AMB Operating Partnership or any subsidiary of the AMB Operating Partnership nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” (ii) Sections 412, 4971 or 4975 of the Internal Revenue Code, or (iii) Section 4980B of the Internal Revenue Code with respect to the excise tax imposed thereunder. Each “employee benefit plan” established or maintained by the AMB REIT, the AMB Operating Partnership, any subsidiary of the AMB Operating Partnership or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service and nothing has occurred, whether by action or failure to act, which is reasonably likely to cause disqualification of any such employee benefit plan under Section 401(a) of the Internal Revenue Code.
     (pp) Accounting Systems. The AMB REIT, the AMB Operating Partnership and their respective subsidiaries maintain effective internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Exchange Act.
     (qq) Disclosure Controls and Procedures. The AMB REIT and the AMB Operating Partnership have established and maintain disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-14 under the Exchange Act); such disclosure controls and procedures are reasonably designed to ensure that material information relating to the AMB REIT, the AMB Operating Partnership and the subsidiaries of the AMB Operating Partnership is made known to the respective chief executive officer and chief financial officer of the AMB REIT and the AMB Operating Partnership by others within the AMB REIT, the AMB Operating Partnership and any subsidiary of the AMB Operating Partnership, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the auditors of the AMB REIT and the AMB Operating Partnership, the audit committee of the board of directors of the AMB REIT and the partners of the AMB Operating Partnership have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the ability of the AMB REIT or the AMB

Operating Partnership to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the internal controls of AMB REIT or the AMB Operating Partnership; and since the date of the most recent evaluation of such disclosure controls and procedures except as disclosed in a document incorporated by reference into the Preliminary Prospectus, the Disclosure Package and the Prospectus, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (rr) Reliance on Certificates. Any certificate signed by any officer of the AMB REIT or the AMB Operating Partnership and delivered to the Dealer Managers or counsel for the Dealer Managers in connection with the Exchange Offers shall be deemed a representation and warranty by the AMB REIT and the AMB Operating Partnership as to matters covered thereby to the Dealer Managers.
     4. Representations and Warranties of ProLogis. ProLogis represents and warrants to and agrees with you on and as of the Commencement Date, at the respective times the Registration Statement and any post-effective amendments thereto become effective, on the Expiration Date, on the Exchange Date and on any date upon which an Offering Document or an amendment or supplement thereto is filed, in each case up to and including the Exchange Date, as set forth below in this Section 4:
     (a) Incorporated Documents. The documents filed by ProLogis with the Commission that are incorporated or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus (i) at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act Regulations and (ii) when read together with the other information in the Offering Documents, as amended or supplemented at such date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (b) Compliance with Reporting Requirements. ProLogis is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.
     (c) Solicitation of Tenders and Consents. Except as contemplated by this Agreement, ProLogis has not paid or agreed to pay to any person any compensation for (i) soliciting another to purchase any of its securities or (ii) soliciting tenders or Consents by holders of Existing Notes or Existing Convertible Notes pursuant to the Exchange Offers.
     (d) No Price Stabilization or Manipulation. Neither ProLogis nor the Affiliates controlled by ProLogis has taken nor will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the AMB REIT, the AMB Operating

Partnership or ProLogis to facilitate the sale or resale of the New Notes or New Exchangeable Notes or the tender of Existing Notes or Existing Convertible Notes in the Exchange Offers.
     (e) The Dealer Manager Agreement. This Agreement has been duly authorized, executed and delivered by ProLogis and constitutes a valid and binding agreement of ProLogis, enforceable against ProLogis in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and except as the enforceability of the indemnity provisions may be limited by consideration of public policy.
     (f) Authorization of the Thirteenth Supplemental Indenture. The Thirteenth Supplemental Indenture has been duly authorized by ProLogis and no later than the Exchange Date will be duly executed and delivered by ProLogis and the Existing Indenture, as supplemented by the Thirteenth Supplemental Indenture, will constitute a valid and binding agreement of ProLogis, enforceable against ProLogis in accordance with its terms, except as the enforcement thereof may be limited by the Enforceability Exceptions and except as the enforceability of the indemnity provisions may be limited by considerations of public policy.
     (g) Authorization of the Merger Agreement. The Merger Agreement has been duly authorized, executed and delivered by ProLogis and constitutes a valid and binding agreement of ProLogis, enforceable against ProLogis in accordance with its terms.
     (h) No Material Adverse Change. Except as otherwise disclosed in the Preliminary Prospectus, Disclosure Package and the Prospectus, any amendment or supplement thereto or in a document incorporated by reference therein, subsequent to the respective dates as of which information is given in the Preliminary Prospectus, Disclosure Package and the Prospectus: (i) there has been no Material Adverse Change, or any development involving ProLogis or its subsidiaries that could reasonably be expected to result in a Material Adverse Change; (ii) ProLogis and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business and none of them has entered into any material transaction or agreement not in the ordinary course of business; and (iii) except for regular quarterly dividends on ProLogis common shares of beneficial interest or preferred shares in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by ProLogis or, except for dividends paid to ProLogis or such other subsidiaries, any of its subsidiaries on any class of capital stock or shares or repurchase or redemption by ProLogis or any of its subsidiaries of any class of capital stock or shares.
     (i) Independent Accountants. KPMG LLP, who have expressed their opinion with respect to ProLogis’s audited financial statements incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act and a registered public accounting firm within the meaning of the Sarbanes-Oxley Act of 2002.

     (j) Preparation of the Financial Statements. The financial statements of ProLogis together with the related notes thereto and the related schedule incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus present fairly the consolidated financial position of ProLogis and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements and related schedule have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The summary financial information included in the Preliminary Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus.
     (k) Incorporation and Good Standing of ProLogis. ProLogis has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland and has the trust power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus, the Disclosure Package and the Prospectus, and to enter into and perform its obligations under each of this Agreement and the Existing Notes Indenture, as supplemented by the Thirteenth Supplemental Indenture. ProLogis is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
     (l) Incorporation and Good Standing of Significant Subsidiaries. Each subsidiary and joint venture of ProLogis listed on Schedule B (the “ProLogis Significant Subsidiaries”) hereto has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, trust or partnership and (except as to any general partnership) in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the power (corporate or other) and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus, the Disclosure Package and the Prospectus. Each ProLogis Significant Subsidiary is duly qualified as a foreign corporation, trust or partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock and other equity interests of each ProLogis Significant Subsidiary have been duly authorized and validly issued, and are fully paid and (except for general partnership interests and directors’ qualifying shares) nonassessable; all shares of outstanding capital stock and other equity interests of each ProLogis Significant Subsidiary held by ProLogis, directly or through subsidiaries, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for the pledge of such capital stock or other interests to secure borrowings of ProLogis or one of its wholly owned subsidiaries. The subsidiaries listed on Schedule

B are the only subsidiaries of ProLogis that are material to the condition, financial or otherwise, or the earnings, business, operations or prospects of ProLogis and its consolidated subsidiaries, considered as one entity, and except for ProLogis Management Incorporated include all subsidiaries of ProLogis, which individually meet the criteria in the definition of “significant subsidiary” pursuant to Rule 1-02(w) of Regulation S-X under the Securities Act with respect to ProLogis and its consolidated subsidiaries, considered as one entity.
     (m) Capital Stock Matters. All of the issued and outstanding shares of beneficial interest of ProLogis have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws.
     (n) Capitalization. ProLogis has an authorized capitalization as set forth or incorporated by reference in the Preliminary Prospectus, Disclosure Package and the Prospectus; there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of common stock, any shares of capital stock of any subsidiary, or any such warrants, convertible securities or obligations, except as set forth in the Preliminary Prospectus, the Disclosure Package and the Prospectus and except for options granted under, or contracts or commitments pursuant to, the previous or currently existing option and other similar officer, trustee or employee benefit plans of ProLogis.
     (o) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither ProLogis nor any of its subsidiaries is in violation of its declaration of trust (or charter or by laws or other similar constitutive documents), except, in the case of subsidiaries of ProLogis, for such violations as would not, individually or in the aggregate, result in a Material Adverse Change. Neither ProLogis nor any of its subsidiaries is in Default under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which ProLogis or any of its subsidiaries is a party or by which it or any of them may be bound, including the Merger Agreement, or to which any of the property or assets of ProLogis or any of its subsidiaries is subject (each, an “Existing ProLogis Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. ProLogis’s execution, delivery and performance of this Agreement and the Existing Indenture as supplemented by the Thirteenth Supplemental Indenture and the consummation of the transactions contemplated hereby or thereby and by the Preliminary Prospectus, the Disclosure Package and the Prospectus including the Consent Solicitations (A) have been duly authorized by all necessary trust, corporate or other action, as the case may be, and will not result in any violation of the provisions of the declaration of trust (or charter or by laws or other similar constitutive documents) of ProLogis or its subsidiaries, except, in the case of subsidiaries of ProLogis, for such violations as would not, individually or in the aggregate, result in a Material Adverse Change, (B) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of ProLogis or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing ProLogis Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (C) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to ProLogis or any of its subsidiaries, except for such violation as would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for ProLogis’s execution, delivery and performance of this Agreement or the Existing Indenture, as supplemented by the Thirteenth Supplemental Indenture or the consummation of the transactions contemplated hereby or thereby and by the Preliminary Prospectus including the Consent Solicitations, the Disclosure Package and the Prospectus, except such as have been obtained or made and are in full force and effect under the Securities Act, the Trust Indenture Act and applicable state securities or blue sky laws and from FINRA or the failure of which to obtain would not result in a Material Adverse Change or have a material adverse effect on the consummation of the transactions contemplated by this Agreement or the Existing Indenture, as supplemented by the Thirteenth Supplemental Indenture or by the Preliminary Prospectus, the Disclosure Package and the Prospectus.
     (p) No Material Actions or Proceedings. Except as otherwise disclosed in the Preliminary Prospectus, Disclosure Package and the Prospectus, any amendment or supplement thereto or in a document incorporated by reference therein, there are no legal or governmental actions, suits or proceedings pending or, to the best of ProLogis’s knowledge, threatened (i) against or affecting ProLogis or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by ProLogis or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to ProLogis or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement or the Existing Indenture, as supplemented by the Thirteenth Supplemental Indenture or by the Preliminary Prospectus, the Disclosure Package and the Prospectus.
     (q) Labor Matters. No material labor dispute with the employees of ProLogis or any of its subsidiaries exists or, to the best of ProLogis’s knowledge, is threatened or imminent, except for such disputes as would not, individually or in the aggregate, result in a Material Adverse Change.
     (r) Intellectual Property Rights. ProLogis and its subsidiaries own or possess Intellectual Property Rights reasonably necessary to conduct their businesses as now conducted, except as would not, individually or in the aggregate, result in a Material Adverse Change; and the expected expiration of any of such Intellectual Property Rights would not, individually or in the aggregate, result in a Material Adverse Change. Neither ProLogis nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would, individually or in the aggregate, result in a

Material Adverse Change. ProLogis is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Registration Statement, the Preliminary Prospectus or the Prospectus, and that are not described in all material respects in such documents. None of the technology employed by ProLogis has been obtained or is being used by ProLogis in violation of any contractual obligation binding on ProLogis, as applicable or, to the knowledge of ProLogis, any of its officers, directors or employees or otherwise in violation of the rights of any persons, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Change.
     (s) All Necessary Permits, etc. ProLogis and each of its subsidiaries possess such valid and current certificates, authorizations, permits, licenses, approvals, consents and other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither ProLogis nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, permit, license, approval, consent or other authorization which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.
     (t) Title to Properties. Except as otherwise disclosed in the Preliminary Prospectus, the Disclosure Package and the Prospectus, any amendment or supplement thereto or in a document incorporated by reference therein, ProLogis and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 4(j) above (or elsewhere in the Preliminary Prospectus, the Disclosure Package and the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by ProLogis or such subsidiary. The real property, improvements, equipment and personal property held under lease by ProLogis or any of its subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by ProLogis or such subsidiary.
     (u) Tax Law Compliance. ProLogis and its subsidiaries have filed all material federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. ProLogis has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 4(j) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of ProLogis or any of its subsidiaries has not been finally determined. With respect to all tax periods in respect of which the Internal Revenue Service is or will be entitled to any claim, ProLogis has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code.

     (v) Investment Company Act. ProLogis is not, and after giving effect to the cancellation of the Existing Notes and the Existing Convertible Notes as described in the Preliminary Prospectus, the Disclosure Package and the Prospectus will not be, an “investment company” within the meaning of the Investment Company Act.
     (w) Insurance. Each of ProLogis and its subsidiaries taken as a whole carry or are covered by insurance in such amounts covering such risks as are generally deemed adequate and customary for their businesses. ProLogis has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.
     (x) Foreign Corrupt Practices Act of 1977. Neither ProLogis nor any of its subsidiaries nor, to the knowledge of ProLogis, any director, officer, agent, employee or affiliate of ProLogis or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and ProLogis, its subsidiaries and, to the knowledge of ProLogis, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
     (y) Money Laundering. The operations of ProLogis and its subsidiaries are and have been conducted at all times in compliance with the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving ProLogis or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of ProLogis, threatened.
     (z) OFAC. Neither ProLogis nor any of its subsidiaries nor, to the knowledge of ProLogis, any director, officer, agent, employee or affiliate of ProLogis or any of its subsidiaries is currently subject to any sanctions administered by OFAC; and ProLogis will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (aa) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change (i) neither ProLogis or any of its subsidiaries is in violation of any Environmental Laws, which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of ProLogis or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has ProLogis or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that ProLogis or any of its subsidiaries is in violation of any Environmental Law; (ii) there are no Environmental Claims pending or, to the best knowledge of ProLogis, threatened against ProLogis or any of its subsidiaries or any person or entity whose liability for any Environmental Claim ProLogis or its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to ProLogis’s best knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against ProLogis or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim ProLogis or any of its subsidiaries has retained or assumed either contractually or by operation of law.
     (bb) ERISA Compliance. ProLogis, its subsidiaries and any “employee benefit plan” established or maintained by ProLogis, its subsidiaries or their ERISA Affiliates are in compliance in all material respects with ERISA. No “reportable event” has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by ProLogis, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by ProLogis, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither ProLogis, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” (ii) Sections 412, 4971 or 4975 of the Internal Revenue Code, or (iii) Section 4980B of the Internal Revenue Code with respect to the excise tax imposed thereunder. Each “employee benefit plan” established or maintained by ProLogis, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service and nothing has occurred, whether by action or failure to act, which is reasonably likely to cause disqualification of any such employee benefit plan under Section 401(a) of the Internal Revenue Code.
     (cc) Accounting Systems. ProLogis and its subsidiaries maintain effective internal control over financial reporting, as such term is defined in Rule 13a-15(f) under the Exchange Act.
     (dd) Disclosure Controls and Procedures. ProLogis has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to ProLogis and its subsidiaries is made known to the chief executive officer and chief financial officer of ProLogis by others within ProLogis or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the auditors of ProLogis and the audit committee of the board of directors of ProLogis have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the ability of ProLogis to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the internal controls of ProLogis; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.
     (ee) Reliance on Certificates. Any certificate signed by any officer of ProLogis and delivered to the Dealer Managers or counsel for the Dealer Managers in connection with the Exchange Offers shall be deemed a representation and warranty by ProLogis as to matters covered thereby to the Dealer Managers.
     5. Agreements. The AMB REIT, the AMB Operating Partnership and ProLogis, as applicable, agree, severally and not jointly up to the consummation of the Merger and jointly following consummation of the Merger, with the Dealer Managers that:
     (a) On or prior to the Commencement Date, the AMB REIT and the AMB Operating Partnership shall file with the Commission the Registration Statement containing the Preliminary Prospectus in a form substantially similar to that attached hereto as Exhibit A. The AMB REIT and the AMB Operating Partnership shall use their commercially reasonable efforts to cause such Registration Statement to become effective under the Securities Act and, in connection with the foregoing, shall file (i) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective and (ii) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act. The AMB REIT and the AMB Operating Partnership shall prepare such other Offering Documents and will file all Offering Documents with the Commission to the extent required by the Securities Act and the Exchange Act, as applicable, including all Rule 165 Material and a final prospectus relating to the Registration Statement in accordance with Rule 424(b). The AMB REIT, the AMB Operating Partnership and ProLogis shall file promptly all reports with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the initial filing of the Preliminary Prospectus and until the Exchange Date.
     (b) The AMB REIT and the AMB Operating Partnership shall promptly use their commercially reasonable efforts to prevent the issuance of any stop order or of any order suspending the effectiveness of the Registration Statement or the use of the Schedule TO, preventing or suspending the use of the Prospectus or suspending the qualification of the New Notes or New Exchangeable Notes for offering or exchange for Existing Notes or Existing Convertible Notes, as the case may be in any jurisdiction and, if any such order is issued, shall obtain as soon as possible the withdrawal thereof.

     (c) The AMB REIT and the AMB Operating Partnership will furnish to the Dealer Managers and to counsel for the Dealer Managers, without charge, during the period beginning on the Commencement Date and continuing to and including the Exchange Date, copies of the Offering Documents and any amendments and supplements thereto, in such quantities as the Dealer Managers may reasonably request.
     (d) The AMB REIT and the AMB Operating Partnership shall cause to be sent to each holder of record of the Existing Notes and Existing Convertible Notes, as soon as practicable after the Commencement Date, copies of the most recent Preliminary Prospectus, the Letter of Transmittal and any other applicable Offering Documents (other than any press releases or newspaper advertisements relating to the Exchange Offers and the Consent Solicitations) and any Additional Material (other than any press releases or newspaper advertisements relating to the Exchange Offers and the Consent Solicitations) as in effect at such time. Thereafter, to the extent practicable until the expiration of the Exchange Offers and the Consent Solicitations, each of the AMB REIT and the AMB Operating Partnership shall use its commercially reasonable efforts to cause copies of such material to be made available upon request to each person who is or becomes a beneficial holder of any Existing Notes or Existing Convertible Notes.
     (e) The AMB REIT and the AMB Operating Partnership will advise the Dealer Managers promptly, (i) when the Registration Statement has been filed or becomes effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective, (iii) when any Preliminary Prospectus, Prospectus, any Rule 165 Material or any amendment or supplement thereto has been filed other than by filing documents under the Exchange Act that are incorporated by reference therein, (iv) of any request by the Commission for any amendment to the Registration Statement, any amendment or supplement to the Prospectus, any Rule 165 Material or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information relating to the Exchange Offers or Consent Solicitations, (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act and (vi) of any injunction or litigation or administrative action or claim relating to the Exchange Offers or Consent Solicitations.
     (f) Unless approved by the Dealer Managers, none of the AMB REIT, the AMB Operating Partnership or ProLogis will amend or supplement the Offering Documents, other than by filing documents under the Exchange Act that are incorporated by reference therein, without the prior consent of the Dealer Managers; provided, however, that prior to the Exchange Date, none of the AMB REIT, the AMB Operating Partnership or ProLogis will file any document under the Exchange Act that is incorporated by reference in the Offering Documents unless, prior to such proposed filing, the AMB REIT, the AMB Operating Partnership or ProLogis, as applicable, has notified the Dealer Managers of such proposed filing. The AMB REIT, the AMB Operating Partnership and ProLogis will promptly advise the Dealer Managers when any document filed under the Exchange Act that is incorporated by reference in the Offering

Documents shall have been filed with the Commission. Each of the AMB REIT, the AMB Operating Partnership and ProLogis agrees that it will not make any written communications (other than non-public communications among participants (as such term is defined in Rule 165 of the Securities Act)) in connection with or related to the Exchange Offers that could constitute a “prospectus” as for the purposes of Section 5(b)(1) of the Securities Act except any Preliminary Prospectus, the Prospectus and any Rule 165 Material and to provide you with a copy of all Rule 165 Material promptly after filing of the same with the Commission.
     (g) If, at any time prior to the Exchange Date, any event occurs as a result of which the Offering Documents or any Additional Material, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Offering Documents or Additional Material to comply with applicable law, the AMB REIT, the AMB Operating Partnership and ProLogis will promptly: (i) notify the Dealer Managers of any such event or non-compliance at which time the Dealer Managers shall be entitled to cease soliciting tenders until such time as the AMB REIT, the AMB Operating Partnership and ProLogis have complied with clause (iii) of this sentence; (ii) subject to the requirements of the first sentence of the above paragraph (b), prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) supply any such amendment or supplement to the Dealer Managers and counsel for the Dealer Managers without charge in such quantities as the Dealers Managers may reasonably request. The AMB REIT, the AMB Operating Partnership and ProLogis will also as promptly as practicable inform the Dealer Managers of any litigation or administrative action with respect to the Exchange Offers or Consent Solicitations.
     (h) The AMB REIT and the AMB Operating Partnership will arrange, if necessary, for the qualification of the New Notes and the New Exchangeable Notes for offer or sale by the Dealer Managers under the laws of such jurisdictions as any Dealer Manager may designate and will maintain such qualifications in effect so long as required for such offer or sale; provided that in no event shall the AMB REIT or the AMB Operating Partnership be obligated to qualify to do business in any jurisdiction in which it is not now so qualified, subject itself to taxation in any jurisdiction if it is not so subject or take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the New Notes and the New Exchangeable Notes, in any jurisdiction in which it is not now so subject. The AMB REIT and the AMB Operating Partnership will as promptly as practicable advise the Dealer Managers of the receipt by the AMB REIT or the AMB Operating Partnership of any notification with respect to the suspension of the qualification of the New Notes or the New Exchangeable Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.
     (i) Upon consummation of the Exchange Offer, the AMB REIT and the AMB Operating Partnership will cause all Existing Notes and Existing Convertible Notes accepted in the Exchange Offers to be cancelled.

     (j) The AMB REIT and the AMB Operating Partnership shall comply with the Securities Act and the Exchange Act, as applicable, in conducting the Exchange Offers and the Consent Solicitations and the issuance of the New Notes and New Exchangeable Notes pursuant thereto as contemplated by the Registration Statement, any Preliminary Prospectus, the Disclosure Package and the Prospectus.
     (k) The AMB REIT and the AMB Operating Partnership will make generally available to each holder of New Notes and New Exchangeable Notes as soon as practicable, but in no event later than 90 days after the period covered thereby, an earning statement or earning statements (which need not be audited) covering a twelve-month period beginning with the first calendar quarter after the date of this Agreement, which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.
     (l) The AMB REIT and the AMB Operating Partnership will cooperate with the Dealer Managers and use their commercially reasonable efforts to permit the New Notes and New Exchangeable Notes to be eligible for clearance and settlement through The Depository Trust Company.
     (m) The AMB Operating Partnership has appointed, and authorizes, you to communicate with Global Bondholder Services, who has been engaged to serve as the exchange agent and the information agent, in such capacities, with respect to matters relating to the Exchange Offers and the Consent Solicitations (the “Exchange Agent”). The AMB Operating Partnership has instructed or will instruct the Exchange Agent to (i) advise you at least daily as to the amount of Existing Notes and Existing Convertible Notes that have been validly tendered and not validly withdrawn pursuant to the Exchange Offer as of such time, and such other matters in connection with the Exchange Offer as you may reasonably request and (ii) without limiting the foregoing, to promptly notify you during the period of the Exchange Offer of all transfers of Existing Notes and Existing Convertible Notes of which the Exchange Agent is aware, such notification consisting of the name and address of the transferor and transferee of any Existing Notes and Existing Convertible Notes and the date of such transfer, to the extent such information is known to the Exchange Agent.
     (n) None of the AMB REIT, the AMB Operating Partnership, ProLogis, the Affiliates that are controlled by such entities or any person acting on its or their behalf will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the New Notes or the New Exchangeable Notes and will not take any action prohibited by Regulation M under the Exchange Act in connection with the Exchange Offers, provided that none of the AMB REIT, the AMB Operating Partnership nor ProLogis makes any covenant as to actions which may be taken by the Dealer Managers.
     (o) The AMB REIT, the AMB Operating Partnership, and ProLogis agree, jointly and severally, to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation: (i) the preparation of this Agreement, the New Notes Base Indenture, the New Notes Supplemental Indentures, the Thirteenth Supplemental Indenture, the New Notes, the New Exchangeable Notes, the Guarantees, the issuance of the New Notes and New Exchangeable Notes and the fees of the Trustee, and the Exchange Agent; (ii) the preparation, printing or reproduction of the Offering Documents, any Additional Material and each amendment or supplement thereto; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Offering Documents and any Additional Material (and all amendments or supplements thereto) as may, in each case, be reasonably requested for use in connection with the Exchange Offers and Consent Solicitations; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the New Notes and New Exchangeable Notes, including any stamp or transfer taxes in connection with the original issuance and sale of the New Notes and New Exchangeable Notes; (v) the printing (or reproduction) and delivery of any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the Exchange Offers and Consent Solicitations; (vi) the registration of the Exchange Offers, the New Notes and the New Exchangeable Notes under the Securities Act; (vii) any registration or qualification of the New Notes and the New Exchangeable Notes for offer and sale under the blue sky laws of the several states or any non-U.S. jurisdiction (including filing fees and the reasonable fees and expenses of counsel for the Dealer Managers relating to such registration and qualification); (viii) any filings required to be made with FINRA including filing fees and the reasonable fees and expenses of counsel for the Dealer Managers relating to such filing, (ix) the fees and expenses of the accountants for AMB REIT, the AMB Operating Partnership and ProLogis and the fees and expenses of counsel (including local and special counsel) for the AMB REIT, the AMB Operating Partnership and ProLogis; (x) fees and expenses incurred in connection with listing any securities of the AMB REIT or the AMB Operating Partnership including any series of New Notes or New Exchangeable Notes on an exchange; (xi) the fees and expenses payable to rating agencies in connection with the rating of the New Notes or New Exchangeable Notes; (xii) the fees and expenses associated with listing of the Underlying Securities on the New York Stock Exchange and the fees and expenses of the registrar and transfer agent of the AMB Common Stock; (xiii) without regard to consummation of the Exchange Offers, the reasonable fees, costs and out-of-pocket expenses of your counsel for their representation of you in connection with your services as Dealer Manager, as described in Section 2 herein; and (xiv) all other costs and expenses of the AMB REIT, the AMB Operating Partnership and ProLogis incident to the performance by the AMB REIT, the AMB Operating Partnership or ProLogis of their obligations hereunder and in connection with the Exchange Offers and Consent Solicitations.
     (p) The AMB REIT and the AMB Operating Partnership will, for a period of twelve months following the Commencement Date, furnish to the Dealer Managers all reports or other communications (financial or other) generally made available to stockholders, and deliver to the Dealer Managers (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with any securities exchange on which any class of securities of the AMB REIT or the AMB Operating Partnership is listed and (ii) such additional information concerning the business and financial condition of the AMB REIT and the AMB Operating Partnership as the Dealer Managers may from time to time reasonably request (such statements to be on a consolidated basis to the extent the accounts of the AMB REIT, the AMB Operating Partnership and their subsidiaries are consolidated in reports furnished to stockholders); provided that such reports or communications filed with the Commission or otherwise publicly available shall not need to be furnished to the Dealer Managers.
     (q) None of AMB REIT, the AMB Operating Partnership or ProLogis will take any action or omit to take any action (such as issuing any press release related to any New Notes or New Exchangeable Notes without an appropriate legend) which may result in the loss by the Dealer Managers of the ability to rely on any stabilization safe harbor provided by the U.K. Financial Services Authority under the FSMA.
     (r) The AMB REIT will reserve and keep available at all times, free of preemptive rights, shares of AMB Common Stock for the purpose of enabling the AMB Operating Partnership to satisfy all obligations to deliver the Underlying Securities upon conversion of the New Exchangeable Notes. The AMB REIT will use its commercially reasonable efforts to cause the Underlying Securities to be listed on the New York Stock Exchange.
     (s) The AMB REIT shall engage and maintain, at its expense, a registrar and transfer agent for the AMB Common Stock.
     (t) Except as contemplated by the Preliminary Prospectus, the Disclosure Package and the Prospectus between the date hereof and the Exchange Date, ProLogis will not do or authorize any act or thing that would result in an adjustment of the conversion rate applicable to the Existing Convertible Notes.
     6. Conditions to the Obligations of the Dealer Managers. The obligations of the Dealer Managers under this Agreement shall be subject to the accuracy of the representations and warranties on the part of the AMB REIT, the AMB Operating Partnership and ProLogis contained herein on and as of the Commencement Date, at the respective times the Registration Statement and any post-effective amendments thereto become effective, on the Expiration Date, on the Exchange Date and on any date upon which an Offering Document or an amendment or supplement thereto is filed, to the accuracy of the statements of the AMB REIT, the AMB Operating Partnership and ProLogis made in any certificates pursuant to the provisions hereof, to the performance by the AMB REIT, the AMB Operating Partnership and ProLogis of their obligations hereunder and to the following additional conditions:
     (a) The AMB REIT, the AMB Operating Partnership and ProLogis shall have requested and caused the following opinions to have been furnished to the Dealer Managers, in each case addressed to, and in form and substance satisfactory to, the Dealer Managers, at the times specified below:
     (i)  an opinion of Tamra D. Browne, general counsel to the AMB REIT and the AMB Operating Partnership, dated the Commencement Date addressing the matters set forth in Exhibit B.

     (ii) (1) an opinion of Edward S. Nekritz, general counsel to ProLogis, dated the Commencement Date, addressing the matters set forth in Exhibit C and (2) an opinion of Edward S. Nekritz, dated the Exchange Date, which shall reaffirm as of such of date the legal opinions furnished by such counsel under (ii)(1) above and address the matters set forth in Exhibit B previously addressed by the opinion of Tamra D. Browne on the Commencement Date pursuant to Section 6(a)(i);
     (iii) (1) an opinion and negative assurance letter of Mayer Brown LLP, counsel to ProLogis, dated the Commencement Date, addressing the matters set forth in Exhibit D-1; (2) an opinion and negative assurance letter of Mayer Brown LLP, dated the effective date of the Registration Statement, addressing the matters set forth in Exhibit D-2 and (3) an opinion and negative assurance letter of Mayer Brown LLP dated the Exchange Date addressing the matters set forth in Exhibit D-3;
     (iv) (1) opinions of Latham & Watkins LLP and Ballard Spahr LLP, counsel to the AMB Operating Partnership and the AMB REIT, respectively, dated the Commencement Date, addressing the matters set forth in Exhibit E and F, respectively; (2) opinions of Latham & Watkins LLP and Ballard Spahr LLP, dated the Exchange Date addressing the matters set forth in Exhibit E and F, respectively.
     (b) At each of the Commencement Date, the date the Registration Statement becomes effective and the Exchange Date, the Dealer Managers shall have received from Shearman & Sterling LLP, counsel for the Dealer Managers, such opinion or opinions addressed to the Dealer Managers with respect to such matters as the Dealer Managers may reasonably require, and the AMB REIT, the AMB Operating Partnership and ProLogis shall have furnished to such counsel such documents as they may reasonably request for the purposes of enabling them to pass upon such matters.
     (c) The Registration Statement shall have been declared effective by the Commission, and no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or, to knowledge of the AMB REIT, the AMB Operating Partnership or ProLogis, be threatened by the Commission. The Prospectus and any amendment or supplement thereto and all Rule 165 Material shall have been timely filed with the Commission under the Securities Act, subject to compliance with Rule 165(e) of the Securities Act, and in accordance with Section 5(f) hereof. All requests by the Commission for additional information with respect to the Exchange Offers and the Consent Solicitations shall have been complied with to the reasonable satisfaction of the Dealer Managers. All other Offering Documents required to be filed with the Commission shall have been filed with within applicable time prescribed for such filing under the Securities Act.
     (d) At the Exchange Date, the AMB REIT shall have furnished to the Dealer Managers an officer’s certificate of the AMB REIT on behalf of the AMB REIT and the

AMB Operating Partnership, to the effect that the signers of such certificate have carefully examined the Offering Documents, any amendment or supplement to the Offering Documents and this Agreement and that:
     (i) the representations and warranties of the AMB REIT, the AMB Operating Partnership and ProLogis in this Agreement are true and correct at all times during the period from the Commencement Date to the Exchange Date with the same effect as if made on the Exchange Date, and each of the AMB REIT, the AMB Operating Partnership and ProLogis have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Exchange Date;
     (ii) since the respective dates as of which information is given in the Preliminary Prospectus, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), there has been no Material Adverse Change, except as set forth in or contemplated in the Preliminary Prospectus, the Disclosure Package and the Prospectus, or in any amendment or supplement thereto or any document incorporated by reference therein;
     (iii) The Registration Statement has been declared effective by the Commission, and neither the AMB REIT nor the AMB Operating Partnership has received a stop order suspending the effectiveness of the Registration Statement, and no proceedings for such purpose have been instituted or threatened by the Commission; and
     (iv) there has not occurred any downgrading, and none of the AMB REIT, the AMB Operating Partnership or ProLogis has received any notice of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the AMB REIT, the AMB Operating Partnership or ProLogis or any of their respective subsidiaries by any “nationally recognized statistical rating organization” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.
     (e) At each of the Commencement Date, the date the Registration Statement becomes effective and the Exchange Date, (i) the AMB REIT and the AMB Operating Partnership shall have requested and caused PricewaterhouseCoopers LLP and (ii) ProLogis shall have requested and caused KPMG LLP to furnish to the Dealer Managers “comfort” letters, dated respectively as of the Commencement Date, the date the Registration Statement becomes effective and the Exchange Date, in the form and substance satisfactory to the Dealer Managers.
     (f) Subsequent to the Commencement Date or, if earlier, the dates as of which information is given in the Preliminary Prospectus, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been any Material Adverse Change the effect of which is, in the sole judgment of the Dealer Managers, so material and adverse as to make it impractical or inadvisable to market or deliver the New Notes or New Exchangeable Notes or solicit tenders of Existing Notes or Existing Convertible Notes as contemplated by the Preliminary Prospectus, the Disclosure Package and the Prospectus or in any amendment or supplement thereto or any document incorporated by reference therein.
     (g) The New Notes and New Exchangeable Notes shall be eligible for clearance and settlement through The Depository Trust Company.
     (h) Subsequent to the execution and delivery of this Agreement and on or prior to the Exchange Date, there shall not have been any decrease in the rating of any of the debt securities of the AMB REIT, the AMB Operating Partnership or ProLogis by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.
     (i) On or prior to the Exchange Date, the New Notes and the New Exchangeable Notes shall have received the ratings from S&P and Moody’s contemplated by the Preliminary Prospectus, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).
     (j) On or prior to the Exchange Date, the parties to the Merger Agreement shall have consummated the Merger as described in the Preliminary Prospectus, the Disclosure Package and the Prospectus.
     (k) On or prior to the Exchange Date, either (i) the funding of the credit facility pursuant to the Credit Agreement shall have been consummated as described in the Preliminary Prospectus, the Disclosure Package and the Prospectus or (ii) the parties to the Credit Agreement shall be prepared to consummate the funding of the credit facility described therein as described in the Preliminary Prospectus, the Disclosure Package and the Prospectus.
     (l) Prior to the Exchange Date, the AMB REIT, the AMB Operating Partnership and ProLogis shall have obtained all consents, approvals, authorizations and orders of, and shall have duly made all registrations, qualifications and filing with, any court or regulatory authority or other governmental agency or instrumentality required in connection with the making and consummation of the Exchange Offers and the execution, delivery and performance of this Agreement and the New Notes Indenture.
     (m) Prior to the Exchange Date, the AMB REIT, the AMB Operating Partnership and ProLogis shall have delivered to the Dealer Managers and their counsel such further information, certificates and documents as they may reasonably request.
          If (i) any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or (ii) any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Dealer Managers and their counsel, this Agreement and all obligations of the Dealer Managers hereunder may be cancelled by the Dealer Managers at, or at any time prior to, the

Exchange Date. Notice of such cancellation shall be given to the AMB REIT and the AMB Operating Partnership in writing or by telephone or facsimile confirmed in writing.
     7. Indemnification and Contribution.
     (a) The AMB REIT, the AMB Operating Partnership and ProLogis agree, jointly and severally, to indemnify and hold harmless each Dealer Manager, the directors, officers, employees and agents of each Dealer Manager and each person who controls any Dealer Manager within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal, state or foreign statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) relate to, arise out of, or are based upon (1)(A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment or supplement thereto, or arising out of or are based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, any Preliminary Prospectus, the Prospectus, any Rule 165 Material, the Offering Documents or any Additional Material or any other information provided by the AMB REIT, the AMB Operating Partnership or ProLogis to any holder of Existing Notes or Existing Convertible Notes in connection with the Exchange Offers and the Consent Solicitations or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (C) any breach by the AMB REIT, the AMB Operating Partnership or ProLogis of any representation or warranty or failure to comply with any of the agreements set forth in this Agreement, (2) the failure of the AMB REIT and the AMB Operating Partnership to make or consummate the Exchange Offers or the withdrawal, rescission, termination, amendment or extension of the Exchange Offers or the Consent Solicitations or any failure on the part of the AMB REIT or the AMB Operating Partnership to comply with the terms and conditions contained in the Offering Documents, (3) any action or failure to act by the AMB REIT, the AMB Operating Partnership, ProLogis or its respective directors, officers, members, partners, agents or employees or by any indemnified party at the request or with the consent of the AMB REIT, the AMB Operating Partnership, or ProLogis or (4) otherwise related to or arising out of the Dealer Managers’ engagement hereunder or any transaction or conduct in connection therewith, except that this clause (4) shall not apply with respect to the portion of any losses that are finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of such indemnified party, and in the case of clause (1), (2), (3) or (4) of this sentence, the AMB REIT, the AMB Operating Partnership and ProLogis, jointly and severally, agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it (including, without limitation, reasonable fees and disbursements of counsel and other out-of-pocket expenses) in connection with investigating or defending any such loss, claim, damage, liability or action, except for any such loss, claim, damage, liability or action that falls within the exception to clause (4) above for any losses that are finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of such indemnified party. This indemnity agreement will be in addition to any liability that the AMB REIT, the AMB Operating Partnership or ProLogis may otherwise have.
     (b) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) above except to the extent it has been materially prejudiced by such failure and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.
     (c) In the event that the indemnity provided in paragraph (a) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the AMB REIT, the AMB Operating Partnership and ProLogis on one hand and the Dealer Managers on the other hand agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, the “Losses”) to which the AMB REIT, the AMB Operating Partnership, ProLogis and the Dealer Managers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Dealer Managers on the one hand and the AMB REIT, the AMB Operating Partnership and ProLogis on the other from the Exchange Offers; provided, however, that in no case shall any Dealer Manager be responsible for any amount in excess of the Fee due (or anticipated to be due) to such Dealer Manager hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the AMB REIT, the AMB Operating Partnership, ProLogis and the Dealer Managers shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the AMB REIT, the AMB Operating Partnership and ProLogis on the one hand and of the Dealer Managers on the other in connection with the statements, omissions, actions or failure to act that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received (or anticipated to be received) by the AMB REIT, the AMB Operating Partnership and ProLogis shall be deemed to be equal to the principal amount of the securities in respect of which: (a) if the Exchange Offers are consummated, valid tenders of Existing Notes and Existing Convertible Notes are received, or (b) if the Exchange Offers are not consummated, valid tenders are or were sought pursuant to the Exchange Offers, and benefits received (or anticipated to be received) by the Dealer Managers shall be deemed to be equal to the Fee paid (or anticipated to be received) by the AMB REIT and the AMB Operating Partnership to the Dealer Managers hereunder (exclusive of amounts paid for reimbursement of expenses or paid under this Agreement). Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or any other alleged conduct relates to information provided by the AMB REIT, the AMB Operating Partnership and ProLogis or other conduct by the AMB REIT, the AMB Operating Partnership and ProLogis on the one hand or the Dealer Managers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The AMB REIT, the AMB Operating Partnership, ProLogis and the Dealer Managers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (c), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls any Dealer Manager within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of a Dealer Manager shall have the same rights to contribution as such Dealer Manager, and each person who controls the AMB REIT, the AMB Operating Partnership or ProLogis within the meaning of either the Securities Act or the Exchange Act and each officer and director of the AMB REIT, the AMB Operating Partnership and ProLogis shall have the same rights to contribution as the AMB REIT, the AMB Operating Partnership and ProLogis, subject in each case to the applicable terms and conditions of this paragraph (c).

     8. Non-Disclosure. None of the AMB REIT, the AMB Operating Partnership or ProLogis shall disclose the provisions of this Agreement to any other person without the prior written consent of the Dealer Managers, unless AMB REIT, the AMB Operating Partnership and ProLogis reasonably determines that the failure to make such disclosure would violate applicable law.
     9. Certain Acknowledgments. Each of the AMB REIT, the AMB Operating Partnership and ProLogis understands that you and your affiliates (together, the “Group”) are engaged in a wide range of financial services and businesses (including investment management, financing, securities trading, corporate and investment banking and research). Members of the Group and businesses within the Group generally act independently of each other, both for their own account and for the account of clients. Accordingly, there may be situations where parts of the Group and/or their clients either now have or may in the future have interests, or take actions that may conflict with our interests. For example, the Group may, in the ordinary course of business, engage in trading in financial products or undertake other investment businesses for their own account or on behalf of other clients, including, but not limited to, trading in or holding long, short or derivative positions in securities, loans or other financial products of the AMB REIT, the AMB Operating Partnership and ProLogis or other entities connected with the Exchange Offers.
          In recognition of the foregoing, the AMB REIT, the AMB Operating Partnership and ProLogis agree that the Group is not required to restrict its activities as a result of this engagement, and that the Group may undertake any business activity without further consultation with or notification to the AMB REIT, the AMB Operating Partnership or ProLogis. Neither this Agreement, the receipt by the Group of confidential information nor any other matter shall give rise to any fiduciary, equitable or contractual duties (including without limitation any duty of trust or confidence) that would prevent or restrict the Group from acting on behalf of other customers or for its own account. Furthermore, the AMB REIT, the AMB Operating Partnership and ProLogis agree that neither the Group nor any member or business of the Group is under a duty to disclose to the AMB REIT, the AMB Operating Partnership or ProLogis or use on behalf of the AMB REIT, the AMB Operating Partnership or ProLogis any information whatsoever about or derived from those activities or to account for any revenue or profits obtained in connection with such activities. However, consistent with the Group’s long-standing policy to hold in confidence the affairs of its customers, the Group will not use confidential information obtained from the AMB REIT, the AMB Operating Partnership or ProLogis except in connection with its services to, and its relationship with the AMB REIT, the AMB Operating Partnership and ProLogis.
          Each of the AMB REIT, the AMB Operating Partnership and ProLogis hereby acknowledge that you are acting as a principal and not as a fiduciary of the AMB REIT, the AMB Operating Partnership or ProLogis and the engagement of you in connection with the Exchange Offers and Consent Solicitations is as an independent contractor, on an arms-length basis under this Agreement with duties solely to the AMB REIT, the AMB Operating Partnership and ProLogis, and not in any other capacity as a fiduciary, including as a fiduciary. Neither this Agreement, your performance hereunder nor any previous or existing relationship between the the AMB REIT, the AMB Operating Partnership and ProLogis and any member of or business within the Group will be deemed to create an fiduciary relationship. Neither this engagement, nor the delivery of any advice in connection with this engagement, is intended to confer rights upon any persons not a party hereto (including security holders, employees or creditors of the AMB REIT, the AMB Operating Partnership and ProLogis) as against the Group or their respective directors, officers, agents and employees. Furthermore, each of the AMB REIT, the AMB Operating Partnership and ProLogis agrees that it is solely responsible for making its own judgments in connection with the Exchange Offer and Consent Soliciation (irrespective of whether any member of or business within the Group has advised or is currently advising the AMB REIT, the AMB Operating Partnership or ProLogis on related or other matters).
     10. Representations, Acknowledgments and Indemnities to Survive. The respective agreements, representations, warranties, acknowledgments, indemnities and other statements of the AMB REIT, the AMB Operating Partnership and ProLogis or its officers and of the Dealer Managers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Dealer Manager or the AMB REIT, the AMB Operating Partnership or ProLogis or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the New Notes and New Exchangeable Notes. The provisions of the last sentence of Section 2 and the provisions of Section 7 hereof shall survive the termination or cancellation of this Agreement.
     11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Dealer Managers, will be mailed, delivered or telefaxed to Citigroup Global Markets Inc., General Counsel (fax no.: (212) 816-7912) and confirmed to Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel and mailed, delivered or telefaxed to RBS Securities Inc., Liability Management (fax no.: (203) 873-5045) and confirmed to RBS Securities Inc., 600 Washington Blvd, Stamford, Connecticut 06901, Attention: Liability Management; or, if sent to the AMB REIT or the AMB Operating Partnership, will be mailed, delivered or telefaxed to (415) 394-9001 and confirmed to it at AMB Property Corporation, Pier 1, Bay 1, San Francisco, California 94111, Attention: General Counsel , or if sent to ProLogis, will be mailed, delivered or telefaxed to (303) 567-5761 and confirmed to it at ProLogis, 4545 Airport Way, Denver, Colorado 80239, Attention: General Counsel.
     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, trustees and controlling persons referred to in Section 7 hereof and no other person will have any right or obligation hereunder.
     13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. Any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction or conduct in connection herewith, is waived.
     14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.
     15. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     16. Definitions. The following terms, when used in this Agreement, shall have the meanings indicated.
          “Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.
          “Commencement Date” shall mean the date on which the Exchange Offers commences.
          “Commission” shall mean the U.S. Securities and Exchange Commission.
          “Disclosure Package” shall mean (i) the Prospectus, assuming for purposes of this definition that the Prospectus was dated as of the Expiration Date, and (ii) any Rule 165 Material as supplemented or amended as of the Expiration Date.
          “Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Exchange Date” shall mean the date on which the New Notes and New Exchangeable Notes are issued in the Exchange Offers and the Existing Notes and Existing Convertible Notes are exchanged in the Exchange Offers.
          “Expiration Date” shall have the meaning ascribed to such term in the Preliminary Prospectus, the Disclosure Package and the Prospectus.
          “FINRA” shall mean the Financial Industry Regulatory Authority, Inc.
          “FSMA” shall mean the U.K. Financial Services and Markets Act 2000.
          “Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Preliminary Prospectus” shall mean any preliminary prospectus included in the Registration Statement on the Commencement Date and in any amendment thereto prior to the effectiveness of the Registration Statement (excluding the Prospectus) or any preliminary prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act including, in each case, any information incorporated by reference therein as of the Commencement Date and any information filed under the Exchange Act subsequent to the execution of this Agreement that is incorporated by reference therein and to which the Dealer Managers have provided their prior consent in accordance with the provisions of Section 5(f) hereunder
          “Prospectus” shall mean the final prospectus in the form included in the Registration Statement at the time it became effective or, if used prior to the Expiration Date, the final prospectus filed pursuant to Rule 424(b) under the Securities Act, including, in each case, any information incorporated by reference therein as of the Commencement Date and any information filed under the Exchange Act subsequent to the execution of this Agreement that is incorporated by reference therein and to which the Dealer Managers have provided their prior consent in accordance with the provisions of Section 5(f) hereunder

          “Rule 165 Material” shall mean any written communication made in connection with or relating to the Exchange Offers in reliance on Rule 165 of the Securities Act, and required to be filed by the AMB REIT or the AMB Operating Partnership with the Commission pursuant to Rule 425 under the Securities Act.
          “Securities Act” shall mean the U.S. Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Significant Subsidiary” shall mean the subsidiaries of the AMB REIT, the AMB Operating Partnership and ProLogis listed in Schedule B hereto.
          “U.S.” or the “United States” shall mean the United States of America.
          “you” or “your” shall mean Citigroup Global Markets Inc. and RBS Securities Inc.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the AMB REIT, AMB Operating Partnership, ProLogis and the Dealer Managers.

Very truly yours, AMB PROPERTY CORPORATION
By	/s/ Thomas S. Olinger
	Name:	Thomas S. Olinger
	Title:	Chief Financial Officer

AMB PROPERTY L.P.
By:	AMB PROPERTY CORPORATION,
its sole general partner

By	/s/ Thomas S. Olinger
	Name:	Thomas S. Olinger
	Title:	Chief Financial Officer

PROLOGIS
By	/s/ Philip D. Joseph, Jr.
	Name:	Philip D. Joseph, Jr.
	Title:	Senior Vice President and Treasurer

Dealer Manager Agreement

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.
Citigroup Global Markets Inc.
RBS Securities Inc.

By:	Citigroup Global Markets Inc.,
as Dealer Manager

By	/s/ Andrew M. Donaldson
	Name:	Andrew M. Donaldson
	Title:	Vice President

By:	RBS Securities Inc.,
as Dealer Manager

By	/s/ Michael L. Saron
	Name:	Michael L. Saron
	Title:	Managing Director

Dealer Manager Agreement

Schedule A
Dealer Manager Fee
     The Fee paid to Citigroup Global Markets Inc. and RBS Securities Inc., as Dealer Managers, shall be equal to the sum of (1) 0.15% of the aggregate principal amount of New Notes for which Existing Notes are exchanged in the Exchange Offers and (2) 0.10% of the aggregate principal amount of New Exchangeable Notes for which Existing Convertible Notes are exchanged in the Exchange Offers, payable on the Exchange Date.
     Of the fees payable, the AMB REIT and the AMB Operating Partnership shall pay 70% to Citigroup Global Markets Inc. and 30% to RBS Securities Inc.
     Capitalized terms used, but not defined, herein shall have the meanings ascribed to them by the Dealer Manager Agreement of which this Schedule A is a part.
 S-A-1

Schedule B
Significant Subsidiaries
AMB Operating Partnership
1.	AMB Property, L.P.

2.	AMB Property II, L.P.

3.	Headlands Realty Corporation

4.	AMB Canada Investments, LLC

5.	AMB European Investments, LLC

6.	AMB Asia, LLC

7.	AMB Property Singapore Pte., Ltd.

8.	AMB Japan Investments, LLC
ProLogis
1.	Palmtree Acquisition Corporation

2.	ProLogis

3.	PAC Operating Limited Partnership (f/k/a Catellus Operating Limited Partnership)

4.	PLD International Incorporated

5.	ProLogis Japan Incorporated
 S-B-1

Exhibit A
Preliminary Prospectus
 Ex-A-1

Exhibit B
     The opinion of General Counsel of AMB REIT and AMB Operating Partnership, to be delivered pursuant to Section 6(a)(i) of the Dealer Manager Agreement shall be substantially to the effect that:
          (i) The AMB REIT is the sole general partner of the AMB Operating Partnership.
          (ii) Assuming the due authorization by the AMB REIT in its capacity as the sole general partner of the AMB Operating Partnership, the partnership units of the AMB Operating Partnership (the “Units”) held by the AMB REIT have been duly authorized and validly issued. The Units owned by the AMB REIT are owned of record directly by the AMB REIT and, to the best of counsel’s knowledge, are free and clear of all liens and encumbrances.
          (iii) To the best of knowledge of such counsel, there are no legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or Preliminary Prospectus or the documents incorporated by reference therein or to be filed as exhibits to the Registration Statement or to be filed under the Exchange Act, and the Exchange Act Regulations, if upon such filing they would be incorporated by reference therein that are not described or filed.
          (iv) The statements incorporated by reference in the [Preliminary Prospectus][Prospectus] from Item 3 of Part I of the Annual Report on Form 10-K of the AMB Operating Partnership and the AMB REIT, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein as required by Form 10-K, are accurate summaries or descriptions in all material respects; such opinion to be delivered only on the Exchange Date.
          (v) Each of the significant subsidiaries of the AMB REIT and the AMB Operating Partnership listed on Schedule A to counsel’s opinion (the “Delaware Significant Subsidiaries”) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, limited partnership or limited liability company in good standing under the laws of the State of Delaware, and has the power (corporate or other) and authority to own, lease and operate its properties and to conduct the business in which it is engaged. Each of the significant subsidiaries of the AMB REIT and the AMB Operating Partnership listed on Schedule B to counsel’s opinion (the “U.S. Significant Subsidiaries”) is duly qualified as a foreign corporation, limited partnership or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
          (vi) Each of the joint venture partnerships, limited liability companies or other entities that is consolidated in the consolidated financial statements of the AMB

Ex-B-1

REIT or that is listed in the Annual Report (as defined below) (collectively, the “Joint Ventures”) organized in the State of Delaware (the “Delaware Joint Ventures”) has been duly formed and is validly existing as a limited partnership, limited liability company or other entity in good standing under the laws of its jurisdiction, with power and authority to own, lease and operate its properties and to conduct the business in which it is engaged, except where the failure to be duly formed, validly existing or in good standing would not result in a Material Adverse Change. Each Joint Venture is duly qualified or registered as a foreign limited partnership, limited liability company or other entity to transact business in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or be registered would not, individually or in the aggregate, result in a Material Adverse Change. Except as would not, individually or in the aggregate, result in a Material Adverse Change, the AMB REIT, the AMB Operating Partnership or a subsidiary of the AMB REIT or the AMB Operating Partnership owns the percentage of the partnership or other equity interest in each of the Joint Ventures as set forth in the Annual Report (as defined below) (the “Joint Venture Interests”), and each of the Joint Venture Interests in the Delaware Joint Ventures is validly issued and fully paid and free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except for any security interest, mortgage, pledge, lien, encumbrance, claim or equity which would not, individually or in the aggregate, result in a Material Adverse Change. Neither the AMB REIT nor the AMB Operating Partnership have other interests in joint venture partnerships, limited liability companies or other entities in which unrelated third parties have interests which are, individually or in the aggregate, material to the consolidated financial position, results of operations or business of the AMB REIT, the AMB Operating Partnership and their subsidiaries, taken as a whole, other than as set forth in the AMB REIT’s and the AMB Operating Partnership’s jointly-filed annual report on Form 10-K for the year ended December 31, 2010 (the “Annual Report”) or as reflected in the financial statements and schedules therein.
          (vii) All of the issued and outstanding capital stock and other equity interests of each Delaware Significant Subsidiary of the AMB Operating Partnership held by the AMB Operating Partnership have been duly authorized and validly issued, are fully paid and (except for general partnership interests) non-assessable; all shares of capital stock and other equity interests of each U.S. Significant Subsidiary held by the AMB Operating Partnership, directly or through subsidiaries, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for such security interests, mortgages, pledges, liens, encumbrances and claims as would not, individually or in the aggregate, result in a Material Adverse Change.
          (viii) To the best of my knowledge, none of the AMB REIT, the AMB Operating Partnership nor any of the U.S. Significant Subsidiaries is in (A) violation of its charter, by-laws or limited partnership agreements (or other similar constitutive documents) or (B) violation of any law, administrative regulation or administrative or court decree applicable to the AMB REIT, the AMB Operating Partnership or any of the U.S. Significant Subsidiaries or (C) is in default under any indenture, mortgage, deed of trust, loan agreement, joint venture agreement, partnership agreement, limited liability

Ex-B-2

company agreement or any other agreement or instrument to which the AMB REIT, the AMB Operating Partnership or any U.S. Significant Subsidiary is bound or to which any of the property or assets of the AMB REIT, the AMB Operating Partnership or any U.S. Significant Subsidiary is subject, except in the case of (B) and (C) above, for such violations or defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

Ex-B-3

Exhibit C
     The opinion of General Counsel of ProLogis, to be delivered pursuant to Section 6(a)(ii) of the Dealer Manager Agreement shall be substantially to the effect that:
          (i) Each of the U.S. Significant Subsidiaries of ProLogis has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, trust or partnership in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, and has the power (corporate or other) and authority to own, lease and operate its properties and to conduct its business as described in [the Preliminary Prospectus][, the Disclosure Package and the Prospectus]. Each U.S. Significant Subsidiary of ProLogis is duly qualified as a foreign corporation, trust, partnership or limited liability company to transact business and (except as to any general partnership) is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
          (ii) All of the issued and outstanding capital stock and other equity interests of each U.S. Significant Subsidiary or ProLogis has been duly authorized and validly issued, is fully paid and (except for general partnership interests) nonassessable; all shares of outstanding capital stock and other equity interests of each U.S. Significant Subsidiary held by ProLogis, directly or through subsidiaries, are owned free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for such security interests, mortgages, pledges, liens, encumbrances and claims as would not, individually or in the aggregate, result in a Material Adverse Change.
          (iii) To the best knowledge of such counsel, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement, [the Preliminary Prospectus][or the Prospectus], other than those disclosed therein, in any amendment or supplement thereto or in a document incorporated by reference therein.
          (iv) To the best knowledge of such counsel, there are no Existing ProLogis Instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and the descriptions thereof and references thereto are correct in all material respects.
          (v) To the best knowledge of such counsel, neither ProLogis nor any subsidiary formed in the United States is in (A) violation of its declaration of trust (or charter or by laws or other similar constitutive documents); (B) violation of any law, administrative regulation or administrative or court decree applicable to ProLogis or any of its U.S. Significant Subsidiaries or (C) Default in the performance or observance of any obligation, agreement, covenant or condition contained in any material Existing ProLogis Instrument, except in the case of (B) and (C) above, for such violations or

Ex-C-1

Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

Ex-C-2

Exhibit D-1
     The opinion of Mayer Brown LLP, counsel to ProLogis, to be delivered on the Commencement Date pursuant to Section 6(a)(iii) of the Dealer Manager Agreement shall be substantially to the effect that:
          (i) ProLogis has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland and has the trust power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus and to enter into and perform its obligations under each of the Dealer Manager Agreement and the Existing Notes Indenture, as proposed to be supplemented by the Eleventh, Twelfth and Thirteenth Supplemental Indentures (collectively, the “Supplemental Indentures”). ProLogis is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions whether the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
          (ii) The Dealer Manager Agreement has been duly authorized, executed and delivered by ProLogis and constitutes a valid and binding agreement of ProLogis enforceable against ProLogis in accordance with its terms, subject to the Enforceability Exceptions and except as the enforceability of the indemnity provisions thereof may be limited by considerations of public policy.
          (iii) Each of the Supplemental Indentures has been duly authorized by ProLogis.
          (iv) If conducted in accordance with the terms and conditions set forth in the Preliminary Prospectus and the Letter of Transmittal in respect to the Exchange Offers and Consent Solicitations, the terms and provisions of the Exchange Offers and Consent Solicitations will comply in all material respects with the requirements of the Securities Act Regulations and the Exchange Act Regulations.
          (v) The Registration Statement and the Preliminary Prospectus, including any document incorporated by reference therein and filed with the Commission by ProLogis (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement and other than the Form T-1, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act.
          (vi) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency is required for the execution, delivery and performance of the Dealer Manager Agreement and the Existing Indenture, as proposed to be amended and supplemented by the Supplemental

Ex-D-1

Indentures, by ProLogis, or the issuance and delivery of the New Notes, the New Exchangeable Notes (including the issuance of the Underlying Securities upon the conversion thereof) and the Guarantees and the consummation of the transactions contemplated thereby, by the Dealer Manager Agreement and by the Preliminary Prospectus, including the Exchange Offers and Consent Solicitations, except (A) such as have been or will be obtained or made and are, or will be, in full force and effect under the Securities Act, Exchange Act, Trust Indenture Act, applicable state securities laws or blue sky laws and from the FINRA and (B) consents the failure of which to obtain would not result in a Material Adverse Change or have a material adverse effect on the transactions contemplated by the Dealer Manager Agreement, the New Notes Base Indenture, the New Notes Supplemental Indenture, the Existing Indenture, as proposed to be amended and supplemented by the Supplemental Indentures, or by the Preliminary Prospectus.
          (vii) The execution, delivery and performance of the Dealer Manager Agreement and Existing Indenture, as proposed to be supplemented by the Supplemental Indentures, by ProLogis (other than performance by ProLogis of its obligations under the indemnification section of the Dealer Manager Agreement, as to which no opinion need be rendered), the issuance and delivery of the New Notes and the New Exchangeable Notes (including the issuance of the Underlying Securities upon the conversion thereof) and the Guarantees and the consummation of the transactions contemplated thereby, by the Dealer Manager Agreement and by the Preliminary Prospectus, including the Exchange Offers and the Consent Solicitations (A) will not result in any violation of the declaration of trust (or charter or by-laws or other similar constitutive documents) of ProLogis or any ProLogis U.S. Significant Subsidiary incorporated or organized in a jurisdiction located in the United States and so designated on Schedule B to the Dealer Manager Agreement (“U.S. Significant Subsidiaries”); (B) will not constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon the property or assets of ProLogis or any of its U.S. Significant Subsidiaries pursuant to (y) the Credit Agreement (other than with respect to compliance by ProLogis or any subsidiary with any financial covenants as to which no opinion need be rendered), or (z) to the best knowledge of such counsel, any other material Existing ProLogis Instrument; or (C) to the best knowledge of such counsel, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to ProLogis or any of its U.S. Significant Subsidiaries, other than in the case of clauses (B) and (C), such Defaults and violations as would not, individually or in the aggregate, result in a Material Adverse Change.
          (viii) ProLogis is not, and after giving effect to the offering and issuance of the New Notes and the New Exchangeable Notes and the cancellation of the Existing Notes and Existing Convertible Notes as described in the Preliminary Prospectus, will not be, an “investment company” within the meaning of the Investment Company Act.
          (ix) ProLogis has qualified to be taxed as a real estate investment trust pursuant to the Internal Revenue Code (a “REIT”) for its taxable years ended December 31, 2008, 2009 and 2010 and for the year 2011 through the date of this opinion.

Ex-D-2

          (x) The investments of ProLogis as described in the Preliminary Prospectus are permitted investments under the declaration of trust of ProLogis.
          In addition, such counsel shall state that they have examined various documents and records and participated in conferences with officers and other representatives of the AMB REIT, the AMB Operating Partnership and ProLogis and representatives of the independent public or certified public accountants for AMB REIT, the AMB Operating Partnership and ProLogis and with representatives of the Dealer Managers at which the contents of the Registration Statement, the Preliminary Prospectus, the Letter of Transmittal and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus or the Letter of Transmittal including the documents incorporated by reference therein (other than as specified above), or any supplements or amendments thereto, on the basis of the foregoing, no facts came to their attention that caused them to believe that the Preliminary Prospectus or the Letter of Transmittal, as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the Form T-1 or the financial statements, supporting schedules and other financial or statistical data included or incorporated by reference therein or derived or omitted therefrom).
In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the laws regarding real estate investment trusts of the State of Maryland or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the same date as such opinion, shall be satisfactory in form and substance to the Dealer Managers, shall expressly state that the Dealer Managers may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Dealer Managers; provided, however, that such counsel shall further state that they believe that they and the Dealer Managers are justified in relying upon such opinion of other counsel, (B) upon the opinion of the general counsel of ProLogis referred to in Section 6(a)(ii) of the Dealer Manager Agreement, and (C) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of ProLogis and public officials and on the representations of ProLogis as provided in the Dealer Manager Agreement. In rendering the opinions contained in paragraph (ix), such opinion may be based upon (a) the Internal Revenue Code and the rules and regulations promulgated thereunder and the interpretations of the Internal Revenue Code and such regulations by the courts and the Internal Revenue Service, all as they are in effect and exist at the time of the opinion, (b) Maryland law existing and applicable to ProLogis, (c) facts and other matters set forth in the [Preliminary Prospectus][, the Disclosure Package and the Prospectus], (d) the provisions of the Amended Restated Declaration of Trust of ProLogis, (e) the agreements relating to properties owned by ProLogis and (f) certain statements and representations as to factual matters made by ProLogis to such counsel provided that such statements and representations are also set forth in a certificate to the Dealer Managers.

Ex-D-3

Exhibit D-2
     The opinion of Mayer Brown LLP, counsel to ProLogis, to be delivered on the effective date of the Registration Statement pursuant to Section 6(a)(iii) of the Dealer Manager Agreement shall be substantially to the effect that:
          (i) The Registration Statement has become effective. To the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Preliminary Prospectus and the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).
          (ii) The Registration Statement and the Prospectus, including any document incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, including any document incorporated by reference therein (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement and other than the Form T-1, as to which no opinion need be rendered), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act.
          (iii) The statements (A) in the Disclosure Package and the Prospectus under the captions “Description of the Differences between the AMB LP Notes and the ProLogis Notes,” “The Proposed Amendments,” “Description of the AMB LP Non-Exchangeable Notes”, “Description of the AMB Contingent Exchangeable Notes,” “Description of the AMB LP 3.250% 2015 Exchangeable Notes,” “Description of AMB Capital Stock,” “Material United States Federal Income Tax Consequences” and “Certain Considerations for ERISA and Other U.S. Employee Benefit Plans,” (B) incorporated by reference in the Prospectus from Item 3 of Part I of the Annual Report on Form 10-K of the AMB REIT and the AMB Operating Partnership, (C) incorporated by reference in the Preliminary Prospectus from Item 3 of Part I of the Annual Report on Form 10-K of ProLogis, and (D) in the Item 20 of the Registration Statement, in each case insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.
          (iv) The Existing Notes, the Existing Convertible Notes, the Existing Notes Indenture, the New Notes, the New Exchangeable Notes, the AMB Common Stock (including the Underlying Securities), the New Notes Base Indenture, the New Notes Supplemental Indenture and Eleventh, Twelfth and Thirteenth Supplemental Indentures conform in all material respects to the descriptions thereof contained in the Preliminary Prospectus.

Ex-D-4

          In addition, such counsel shall state that they have examined various documents and records and participated in conferences with officers and other representatives of the AMB REIT, the AMB Operating Partnership and ProLogis and representatives of the independent public or certified public accountants for AMB REIT, the AMB Operating Partnership and ProLogis and with representatives of the Dealer Managers at which the contents of the Registration Statement, the Prospectus, the other Offering Documents and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus, the Prospectus, or the other Offering Documents including the documents incorporated by reference therein (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, no facts came to their attention that caused them to believe that (a) the Registration Statement as of the date and time that the Registration Statement or any post effective amendment thereto became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Prospectus, as of its date or as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (c) the Offering Documents as of the date hereof, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (except for the Form T-1 and the financial statements, supporting schedules and other financial or statistical data included or incorporated by reference therein or derived or omitted therefrom as to which such counsel need express no belief).

Ex-D-5

Exhibit D-3
     The opinion of Mayer Brown LLP, counsel to ProLogis, to be delivered on the Exchange Date pursuant to Section 6(a)(iii) of the Dealer Manager Agreement shall be substantially to the effect that:
          (i) ProLogis has been duly organized and is validly existing as a real estate investment trust in good standing under the laws of the State of Maryland and has the trust power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Prospectus and to enter into and perform its obligations under each of the Dealer Manager Agreement and the Existing Notes Indenture, as proposed to be supplemented by the Eleventh, Twelfth and Thirteenth Supplemental Indentures (collectively, the “Supplemental Indentures”). ProLogis is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions whether the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.
          (ii) The Dealer Manager Agreement has been duly authorized, executed and delivered by ProLogis and constitutes a valid and binding agreement of ProLogis enforceable against ProLogis in accordance with its terms, subject to the Enforceability Exceptions and except as the enforceability of the indemnity provisions thereof may be limited by considerations of public policy.
          (iii) Each of the Supplemental Indentures has been duly authorized, executed and delivered by ProLogis and the Existing Notes Indenture, as supplemented by the Supplemental Indentures, constitutes a valid and binding agreement of ProLogis, enforceable against ProLogis in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
          (iv) If conducted in accordance with the terms and conditions set forth in the Preliminary Prospectus, the Disclosure Package and the Prospectus and the Letter of Transmittal in respect of the Exchange Offers and Consent Solicitations, the terms and provisions of the Exchange Offers and Consent Solicitations will comply in all material respects with the requirements of the Securities Act Regulations and the Exchange Act Regulations.
          (v) The Registration Statement has become effective. To the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Preliminary Prospectus and the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

Ex-D-6

          (vi) The Registration Statement, the Preliminary Prospectus and the Prospectus, including any document incorporated by reference therein, and each amendment or supplement to the Registration Statement, the Preliminary Prospectus and the Prospectus, including any document incorporated by reference therein (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement and other than the Form T-1, as to which no opinion need be rendered), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act.
          (vii) The statements (A) in the Preliminary Prospectus, the Disclosure Package and the Prospectus under the captions “Description of the Differences between the AMB LP Notes and the ProLogis Notes,” “The Proposed Amendments,” “Description of the AMB LP Non-Exchangeable Notes”, “Description of the AMB Contingent Exchangeable Notes,” “Description of the AMB LP 3.250% 2015 Exchangeable Notes,” “Description of AMB Capital Stock,” “Material United States Federal Income Tax Consequences” and “Certain Considerations for ERISA and Other U.S. Employee Benefit Plans,” (B) incorporated by reference in the Preliminary Prospectus and the Prospectus from Item 3 of Part I of the Annual Report on Form 10-K of the AMB REIT and the AMB Operating Partnership, (C) incorporated by reference in the Preliminary Prospectus from Item 3 of Part I of the Annual Report on Form 10-K of ProLogis and (D) in the Item 20 of the Registration Statement, in each case insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein.
          (viii) The Existing Notes, the Existing Convertible Notes, the Existing Notes Indenture, the New Notes, the New Exchangeable Notes, the AMB Common Stock (including the Underlying Securities), the New Notes Base Indenture, the New Notes Supplemental Indenture and Eleventh, Twelfth and Thirteenth Supplemental Indentures conform in all material respects to the descriptions thereof contained in the Preliminary Prospectus, the Disclosure Package and the Prospectus.
          (ix) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency is required for the execution, delivery and performance of the Dealer Manager Agreement and the Existing Indenture, as amended and supplemented by the Supplemental Indentures by ProLogis, or the issuance and delivery of the New Notes, the New Exchangeable Notes (including the issuance of the Underlying Securities upon the conversion thereof) and Guarantees and the consummation of the transactions contemplated thereof and by the Preliminary Prospectus, the Disclosure Package and the Prospectus, including the Exchange Offers and Consent Solicitations, except (A) such as have been obtained or made and are in full force and effect under the Securities Act, Exchange Act, Trust Indenture Act, applicable state securities or blue sky laws and from the FINRA and (B) consents the failure of which to obtain would not result in a Material Adverse Change or have a material adverse effect on the transactions contemplated by the Dealer Manager

Ex-D-7

Agreement, the New Notes Base Indenture, the New Notes Supplemental Indenture, the Existing Indenture, as amended and supplemented by the Supplemental Indentures, or by the Preliminary Prospectus, the Disclosure Package and the Prospectus.
          (x) The execution, delivery and performance of the Dealer Manager Agreement and Existing Indenture, as amended and supplemented by the Supplemental Indentures by ProLogis (other than performance by ProLogis of their obligations under the indemnification section of the Agreement, as to which no opinion need be rendered), the issuance and delivery of the New Notes and the New Exchangeable Notes (including the issuance of the Underlying Securities upon the conversion thereof) and the Guarantees and the consummation of the transactions contemplated hereby or thereby and by the Preliminary Prospectus, the Disclosure Package and the Prospectus including the Exchange Offers and Consent Solicitations (A) will not result in any violation of the declaration of trust (or charter or by-laws or other similar constitutive documents) of ProLogis or any ProLogis U.S. Significant Subsidiary incorporated or organized in a jurisdiction located in the United States and so designated on Schedule B to the Dealer Manager Agreement (“U.S. Significant Subsidiaries”); (B) will not constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of ProLogis or any of their U.S. Significant Subsidiaries pursuant to (y) the Credit Agreement (other than with respect to compliance by ProLogis or any subsidiary with any financial covenants as to which no opinion need be rendered), or (z) to the best knowledge of such counsel, any other material Existing ProLogis Instrument; or (C) to the best knowledge of such counsel, will not result in any violation of any law, administrative regulation or administrative or court decree applicable to ProLogis or any of its U.S. Significant Subsidiaries, other than in the case of clauses (B) and (C), such Defaults and violations as would not, individually or in the aggregate, result in a Material Adverse Change.
          (xi) ProLogis is not, and after giving effect to the offering and issuance of the New Notes and New Exchangeable Notes and the cancellation of the Existing Notes and Existing Convertible Notes as described in the Preliminary Prospectus, the Disclosure Package and the Prospectus will not be and the combined company following the Merger will not be, an “investment company” within the meaning of Investment Company Act.
          (xii) ProLogis has qualified to be taxed as a real estate investment trust pursuant to the Internal Revenue Code for its taxable years ended December 31, 2008, 2009 and 2010 and the AMB REIT’s organization and ownership upon consummation of the Merger in accordance with the Merger Agreement, the AMB REIT’s proposed method of operation, assets and income are such that the AMB REIT is in a position under present law to so qualify for the fiscal year ended December 31, 2011 and in the future.
          (xiii) The investments of ProLogis as described in the Preliminary Prospectus, the Disclosure Package and the Prospectus are permitted investments under the declaration of trust of ProLogis.

Ex-D-8

          In addition, such counsel shall state that they have examined various documents and records and participated in conferences with officers and other representatives of the AMB REIT, the AMB Operating Partnership and ProLogis and representatives of the independent public or certified public accountants for AMB REIT, the AMB Operating Partnership and ProLogis and with representatives of the Dealer Managers at which the contents of the Registration Statement, the Preliminary Prospectus, the Prospectus, the other Offering Documents and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus, the Prospectus, or the other Offering Documents including the documents incorporated by reference therein (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, no facts came to their attention that caused them to believe that (a) the Registration Statement as of the date and time that the Registration Statement or any post effective amendment thereto became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Prospectus, as of its date or as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (c) the Offering Documents as of the date hereof, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading (except for the Form T-1 and the financial statements, supporting schedules and other financial or statistical data included or incorporated by reference therein or derived or omitted therefrom as to which such counsel need express no belief).
In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the laws regarding real estate investment trusts of the State of Maryland or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the same date as such opinion, shall be satisfactory in form and substance to the Dealer Managers, shall expressly state that the Dealer Managers may rely on such opinion as if it were addressed to them and shall be furnished to the Representatives) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Dealer Managers; provided, however, that such counsel shall further state that they believe that they and the Dealer Managers are justified in relying upon such opinion of other counsel, (B) upon the opinion of the general counsel of ProLogis referred to in Section 6(a)(ii) of the Dealer Manager Agreement, and (C) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of AMB REIT, the AMB Operating Partnership and ProLogis and public officials and on the representations of AMB REIT, the AMB Operating Partnership and ProLogis as provided in the Dealer Manager Agreement. In rendering the opinions contained in paragraphs (xii) and (xvi), such opinion may be based upon (a) the Internal Revenue Code and the rules and regulations promulgated thereunder and the interpretations of the Internal Revenue Code and such regulations by the courts and the Internal Revenue Service, all as they are in effect and exist at the time of the opinion, (b) Maryland law existing and applicable to the AMB REIT and ProLogis, (c) facts and other matters set forth in the Preliminary Prospectus, the

Ex-D-9

Disclosure Package and the Prospectus, (d) the provisions of the Amended Restated Declaration of Trust of ProLogis, (e) the agreements relating to properties owned by the AMB REIT, the AMB Operating Partnership and ProLogis and (f) certain statements and representations as to factual matters made by the AMB REIT, the AMB Operating Partnership and ProLogis to such counsel provided that such statements and representations are also set forth in a certificate to the Dealer Managers.

Ex-D-10

Exhibit E
     The opinion of Latham & Watkins LLP, counsel to the AMB Operating Partnership, to be delivered pursuant to Section 6(a)(iv) of the Dealer Manager Agreement shall be substantially to the effect that:
          (i) The AMB Operating Partnership is a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”) with limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the [Preliminary Prospectus][Prospectus]. With your consent, based solely on certificates from public officials, we confirm that the AMB Operating Partnership is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the following states: California, Florida, Georgia, Maryland, Massachusetts, Minnesota, Nevada, New Jersey, New York, Ohio, Oregon, Texas, Virginia and Washington.
          (ii) With your consent, based solely on certificates from public officials, we confirm that the AMB REIT is qualified to do business in the following states: California, Florida, Maryland, Massachusetts, Ohio, Oregon, and Texas.
          (iii) The execution and delivery of the Dealer Manager Agreement and the New Notes Indenture by the AMB Operating Partnership and the AMB REIT, the issuance and delivery of the New Notes and the New Exchangeable Notes and consummation of the Exchange Offers and Consent Solicitations by the AMB Operating Partnership in each case in accordance with and in the manner described in the Registration Statement, the [Preliminary Prospectus][Prospectus] and the Letter of Transmittal do not on the date hereof: (A) violate the Partnership Documents (as defined in such opinion); or (B) result in the breach of or a default under any of the Specified Agreements (as defined in such opinion); or (C) violate any United States federal or New York statute, rule or regulation applicable to the AMB Operating Partnership or the AMB REIT or the DRULPA; or (D) require any consents, approvals, or authorizations to be obtained by the AMB Operating Partnership or the AMB REIT from, or any registrations, declarations or filings to be made by the AMB Operating Partnership or the AMB REIT with, any governmental authority under any United States federal or New York statute, rule or regulation applicable to the AMB Operating Partnership or the AMB REIT or under the DRULPA on or prior to the date hereof that have not been obtained or made.
          (iv) Assuming due authorization by the AMB REIT on its own behalf and in its capacity as the sole general partner of the AMB Operating Partnership, the execution, delivery and performance of the Dealer Manager Agreement have been duly authorized by all necessary limited partnership action of the AMB Operating Partnership, and the Dealer Manager Agreement has been duly executed and delivered by the AMB Operating Partnership.
          (v) Upon consummation of the Exchange Offers by the AMB Operating Partnership in accordance with and in the manner described in the Registration Statement, the [Preliminary Prospectus][Prospectus] and the Letter of Transmittal,

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assuming due authorization by the AMB REIT on its own behalf and in its capacity as the sole general partner of the AMB Operating Partnership, the New Notes Base Indenture and each New Notes Supplemental Indenture will have been duly authorized by all necessary limited partnership action of the AMB Operating Partnership [and the New Notes Base Indenture and each New Notes Supplemental Indenture have been duly executed and delivered by the AMB Operating Partnership]. Upon consummation of the Exchange Offers by the AMB Operating Partnership in accordance with and in the manner described in the Registration Statement, the [Preliminary Prospectus][Prospectus] and the Letter of Transmittal, assuming due execution and delivery by the AMB REIT, and due authorization by the AMB REIT on its own behalf and in its capacity as the sole general partner of the AMB Operating Partnership, the New Notes Base Indenture, including the Guarantees contained therein, and each New Notes Supplemental Indenture [will be][are] the legally valid and binding agreements of each of the AMB Operating Partnership and the AMB REIT, enforceable against each of them in accordance with their terms.
          (vi) Upon consummation of the Exchange Offers by the AMB Operating Partnership in accordance with and in the manner described in the Registration Statement, the [Preliminary Prospectus][Prospectus] and the Letter of Transmittal, and assuming due authorization by the Guarantor on its own behalf and in its capacity as the sole general partner of the AMB Operating Partnership, the New Notes will have been duly authorized by all necessary limited partnership action of the AMB Operating Partnership.
          (vii) Upon consummation of the Exchange Offers by the AMB Operating Partnership in accordance with and in the manner described in the Registration Statement, the [Preliminary Prospectus][Prospectus] and the Letter of Transmittal, and assuming due execution and delivery by the AMB REIT, and due authorization by the AMB REIT on its own behalf and in its capacity as the sole general partner of the AMB Operating Partnership, when executed, issued and authenticated in accordance with the terms of the New Notes Base Indenture and the Officers’ Certificates and delivered in accordance with the terms of the Exchange Offers, the New Notes will be legally valid and binding obligations of the AMB Operating Partnership, enforceable against the AMB Operating Partnership in accordance with their terms.
          (viii) Upon consummation of the Exchange Offers by the AMB Operating Partnership in accordance with and in the manner described in the Registration Statement, the [Preliminary Prospectus][Prospectus] and the Letter of Transmittal, and assuming due authorization by the AMB REIT on its own behalf and in its capacity as the sole general partner of the AMB Operating Partnership, the New Exchangeable Notes will have been duly authorized by all necessary limited partnership action of the AMB Operating Partnership.
          (ix) Upon consummation of the Exchange Offers by the AMB Operating Partnership in accordance with and in the manner described in the Registration Statement, the [Preliminary Prospectus][Prospectus] and the Letter of Transmittal, and assuming due execution and delivery by the AMB REIT, and due authorization by the

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AMB REIT on its own behalf and in its capacity as the sole general partner of the AMB Operating Partnership, when executed, issued and authenticated in accordance with the terms of the New Notes Indenture and delivered in accordance with the terms of the Exchange Offers, the New Exchangeable Notes will be legally valid and binding obligations of the AMB Operating Partnership, enforceable against the AMB Operating Partnership in accordance with their terms.
          (x) Assuming due authorization by the AMB REIT on its own behalf and in its capacity as the sole general partner of the AMB Operating Partnership, upon due execution of the New Notes and the New Exchangeable Notes and the Guarantees in accordance with the terms of the New Notes Base Indenture and the New Notes Supplemental Indentures and delivery in accordance with the terms of the Exchange Offers, the Guarantees will be the legally valid and binding obligations of the AMB REIT, enforceable against the AMB REIT in accordance with their terms.
          (xi) Each of the Annual Report of the AMB Operating Partnership and the AMB REIT on Form 10-K for the year ended December 31, 2010, Amendment No. 1 to the Annual Report of the AMB Operating Partnership and the AMB REIT on Form 10-K/A for the year ended December 31, 2010, the Definitive Proxy Statement on Schedule 14A of the AMB REIT filed on March 23, 2011, and the Current Reports of the AMB Operating Partnership and the AMB REIT filed on January 31, 2011, February 1, 2011 and February 3, 2011, as of its respective filing date, appeared on its face to be appropriately responsive in all material respects to the applicable requirements for reports on Forms 10-K or 8-K or proxy statements under Regulation 14A, as the case may be, under the Exchange Act and the Exchange Act Regulations; it being understood, however, that counsel expresses no opinion with respect to Regulation S-T or the financial statements, schedules or other financial data included in, incorporated by reference in or omitted from such reports or proxy statement. For purposes of this paragraph, counsel has assumed that the statements made in such reports and proxy statement are correct and complete.
          (xii) Neither the AMB Operating Partnership nor the AMB REIT is, as of the date hereof, required to be registered as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
          (xiii) Commencing with its taxable year ending December 31, 1997, the AMB REIT has been organized and has operated in conformity with the requirements for qualification as a real estate investment trust (a “REIT”) under the Internal Revenue Code, and its method of operation has enabled it to meet the requirements for qualification and taxation as a REIT under the Internal Revenue Code through the date hereof

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Exhibit F
     The opinion of Ballard Spahr LLP, counsel to the AMB REIT, to be delivered pursuant to Section 6(a)(iv) of the Dealer Manager Agreement shall be substantially to the effect that:
          (i) The AMB REIT has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland. The AMB REIT has the requisite corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement.
          (ii) The execution and delivery by the AMB REIT, in its individual capacity and in its capacity as the general partner of the AMB Operating Partnership, of the Dealer Manager Agreement have been duly authorized by all necessary corporate action on the part of the AMB REIT under its charter and bylaws and the Maryland General Corporation Law (the “MGCL”). The Dealer Manager Agreement has been duly executed and delivered by the AMB REIT in its individual capacity and in its capacity as the general partner of the AMB Operating Partnership.
          (iii) The execution and delivery by the AMB REIT, in its individual capacity and in its capacity as the general partner of the AMB Operating Partnership, as the case may be, of the New Notes Base Indenture and each of the New Notes Supplemental Indentures have been duly authorized by all necessary corporate action on the part of the AMB REIT under its charter and bylaws and the MGCL.
          (iv) The execution and delivery by the AMB REIT of the Guarantees have been duly authorized by all necessary corporate action on the part of the AMB REIT under its charter and bylaws and the MGCL.
          (v) The issuance of the New Notes and the New Exchangeable Notes by the AMB Operating Partnership pursuant to the New Notes Base Indenture and the applicable New Notes Supplemental Indentures have been duly authorized by the AMB REIT in its capacity as the general partner of the AMB Operating Partnership by all necessary corporate action on the part of the AMB REIT under its charter and bylaws and the MGCL.
          (vi) Up to 23,173,711 shares of AMB Common Stock issuable upon exchange of the New Exchangeable Notes in accordance with the terms of the New Exchangeable Notes, the New Notes Base Indenture and the applicable New Notes Supplemental Indentures have been duly authorized and reserved for issuance by the AMB REIT.
          (vii) (A) The execution, delivery and performance by the AMB REIT, in its individual capacity and in its capacity as the general partner of the AMB Operating Partnership, as the case may be, of the Dealer Manager Agreement, the New Notes Base Indenture, each of the New Notes Supplemental Indentures and the Guarantees, and the consummation of the transactions contemplated thereby, including the issuance and delivery of the New Notes and the New Exchangeable Notes by the AMB Operating

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Partnership pursuant to the New Notes Base Indenture and the applicable New Notes Supplemental Indentures, (B) the issuance and delivery of the Underlying Securities issuable upon exchange of the New Exchangeable Notes in accordance with the terms of the New Exchangeable Notes, the New Notes Base Indenture and the applicable New Notes Supplemental Indentures, and (C) the authorization or approval by the AMB REIT, in its capacity as the general partner of the AMB Operating Partnership, of the making of the Exchange Offers and the Consent Solicitations in accordance with the Registration Statement, do not require any consent, approval, authorization or order of, or qualification with, any governmental or regulatory authority, agency, department, commission, board, bureau, body or instrumentality, of the State of Maryland pursuant to the MGCL, other than any which have been obtained or made.
          (viii) (A) The execution, delivery and performance by the AMB REIT, in its individual capacity and in its capacity as the general partner of the AMB Operating Partnership, as the case may be, of the Dealer Manager Agreement, the New Notes Base Indenture, each of the New Notes Supplemental Indentures and the Guarantees, and the consummation of the transactions contemplated thereby, including the issuance and delivery of the New Notes and the New Exchangeable Notes by the AMB Operating Partnership pursuant to the New Notes Base Indenture and the applicable New Notes Supplemental Indentures, (B) the issuance and delivery of the Underlying Securities issuable upon exchange of the New Exchangeable Notes in accordance with the terms of the New Exchangeable Notes, the New Notes Base Indenture and the applicable New Notes Supplemental Indentures, and (C) the authorization or approval by the AMB REIT, in its capacity as the general partner of the AMB Operating Partnership, of the making of the Exchange Offers and the Consent Solicitations in accordance with the Registration Statement, will not result in a violation of the AMB REIT’s charter or bylaws or the MGCL and will not, to the best of knowledge of counsel, result in any violation of any order, rule, regulation or decree of any court or governmental agency or authority of the State of Maryland, issued under or pursuant to the MGCL and applicable to the AMB REIT or the properties, assets or businesses owned directly or indirectly by the AMB REIT.

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